EXHIBIT (C)(2)




PROJECT MASTERPIECE


PRESENTATION TO THE SPECIAL COMMITTEE



CONFIDENTIAL
------------




September 10, 2000

                                                       [CIBC WORLD MARKETS LOGO]

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

CONFIDENTIAL
================================================================================
CONFIDENTIAL MATERIAL FOR THE SPECIAL COMMITTEE


    The following pages contain material provided to the Special Committee of the Board of Directors of Masterpiece ("Masterpiece" or the "Company") by CIBC World Markets Corp. ("CIBC") in connection with the proposed transaction involving Masterpiece and Diamond, a societe anonyme organized under the laws of France ("Diamond"). The accompanying material was compiled or prepared on a confidential basis solely for the use of the Special Committee of the Company and not with a view toward public disclosure under state and federal securities laws or otherwise. The information contained in this material was obtained from the Company and public sources, and was relied upon by CIBC without assuming responsibility of independent verification as to the accuracy or completeness of such information. Any estimates and projections for the Company contained herein have been supplied by the management of the Company, and involve numerous and significant subjective determinations, which may not be correct. No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation or warranty, whether as to the past or the future. This material was not prepared for use by readers not as familiar with the business and affairs of the Company as the Special Committee and, accordingly, neither the Special Committee, the Company nor CIBC or their respective legal or financial advisors or accountants take any responsibility for the accompanying material when used by persons other than the Special Committee.

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                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

TABLE OF CONTENTS
================================================================================

       1      EXECUTIVE SUMMARY

       2      VALUATION OVERVIEW

       3      MASTERPIECE OVERVIEW

       4      APPENDICES

              A      Management Case Projections

              B      Base Case Projections

              C      Put/Call Agreement



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                                        PROJECT MASTERPIECE / September 10, 2000

1          EXECUTIVE SUMMARY

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                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

EXECUTIVE SUMMARY
================================================================================
INTRODUCTION


- In contemplation of a potential transaction between Masterpiece, Senior Management and Diamond (the "Acquiror"), the Special Committee of the Board of Directors was formed in May 2000 to evaluate the potential transaction

- Shortly thereafter, the Special Committee selected Dewey Ballantine as legal counsel and CIBC World Markets as financial advisor to the Special Committee

- On July 18, 2000, the Company received a proposal from Diamond for the acquisition by Diamond of all of the Company's outstanding common stock, excluding common stock held by selected senior management ("Senior Management"), for between $15.00 and $16.30 per share

- On August 30, 2000, Diamond increased its proposal to a "best and final" $16.50 per share

- In its role as financial advisor to the Special Committee, CIBC World Markets has evaluated the fairness, from a financial point of view, of the consideration to be paid to the holders of the Company's common stock (other than Senior Management)

- As part of its due diligence process, CIBC World Markets has, among other things:

            - Met with management of the Company to discuss the business, financial performance and current projections for the Company

            - Visited selected facilities of the Company and conducted plant tours

            - Visited Masterpiece headquarters to review certain due diligence information that was prepared by the Company for Diamond's review

            - Met with management of the Company to discuss third parties contacted

            - Held discussions with the Company's bankers with regard to potential buyers contacted

            - Performed such analyses and investigations and reviewed such other information as CIBC World Markets deemed appropriate

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                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

EXECUTIVE SUMMARY
================================================================================
SITUATION OVERVIEW

       MARKET PERFORMANCE

       - Masterpiece's stock price has significantly underperformed the S&P 500 Index ("S&P 500")

       - During the 1 year period from 9/3/99 to 9/6/00, the stock price of Masterpiece returned -16.6%, compared to a return of -1.3% for an index of comparable companies(1) and 10.0% for the S&P 500

       - During the 3 year period from 9/5/97 to 9/6/00, the stock price of Masterpiece returned -22.8%, compared to a return of -17.5% for an index of comparable companies(1) and 60.6% for the S&P 500

       FACTORS AFFECTING VALUATION

       - Small market capitalization ($165.6 million at a stock price of $9.75 on 9/6/00)

       -      Limited public float (approximately 6.0 million shares)

       - Limited trading liquidity (average of 5,710 shares traded daily over the past year)

       -      No Wall Street equity research coverage

       CONTACTED PARTIES

       - Although no formal marketing program was commenced, the Company, through its banker contacted more than 30 potential buyers since November 1999

       - Among the companies contacted, 25 companies were not interested and 8 buyers showed various levels of interest

       - Among the interested buyers, only two buyers performed due diligence

       - Oneida was never contacted because management believed it was unlikely they could pay a meaningful premium to the current stock price

----------------------
(1) Consists of Oneida Ltd., Libbey Inc., Lifetime Hoan Corporation and Waterford Wedgwood PLC.

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                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

EXECUTIVE SUMMARY
================================================================================
TRANSACTION OVERVIEW(1)


       PROPOSED TRANSACTION

       - Purchase price of $16.50 per share ("Purchase Price"), representing a 0.9x LTM Revenue multiple and a 6.5x LTM EBITDA multiple, along with the following premiums:

                    - 69% premium to the current stock price of $9.75 on 9/6/00

                    -      70% premium to the 30 day average stock price of
                           $9.69

                    -      36% premium to the 52 week trading high of $12.13

                    -      122% premium to the 52 week trading low of $7.44

       - Rollover of approximately 3.0 million shares by Messrs. Blake, Dingman, Santarelli, Aratani and Yamada (collectively "Senior Management")

       - All Company options, whether or not exercisable or vested, will have the right to receive consideration equal to the excess of the Purchase Price over the exercise price of such options




       TERMINATION FEES AND EXPENSES

       - Fee equal to one-half percent (0.5%) of equity transaction value, payable upon:

              - Failure to receive Masterpiece shareholder approval for the transaction

              - In the event of a material breach of any representation, warranty or agreement, or occurrence of an event which could reasonably be expected to give rise to a Company Material Adverse Effect

       - Fee equal to two and one-half percent (2.5%) of equity transaction value, payable upon:

              - Board of Directors withdraws, modifies, or refrains from giving recommendation for the transaction or recommends a Competing Transaction

              - Board of Directors exercises fiduciary out to terminate the agreement

----------------------
(1) Based on Draft Merger Agreement dated September 7, 2000.

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                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

EXECUTIVE SUMMARY
================================================================================
TRANSACTION OVERVIEW(1)


       STOCKHOLDERS' AGREEMENTS

       - Competing transaction fee payable to Diamond upon consummation of a competing transaction within 12 months after the termination of the merger agreement

       - Senior Management and other significant shareholders will enter into Stockholders' Agreements which provide for the rollover of common shares with put/call options and certain other rights


       CONDITIONS TO CLOSE

       -      Customary closing conditions

              - Affirmative vote of the holders of a majority of the outstanding shares

              -      HSR approval

              -      All necessary governmental and regulatory approval

       - Not more than seven (7.0%) of the shares outstanding shall be dissenting shares


----------------------
(1) Based on Draft Merger Agreement dated September 7, 2000.

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                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000


EXECUTIVE SUMMARY
===============================================================================
MANAGEMENT FINANCIAL FORECASTS


 - As part of our analysis, CIBC World Markets has relied upon two sets of financial projections prepared by the management team

 - The first set of projections ("Base Case") represents current operating performance forecast into the future and assumes (i) gross margins remain constant by distribution segment, (ii) SG&A expenses remain a constant percentage of sales by distribution segment and (iii) sales grow at an annual rate of 4.3% from 1999 to 2004

 - The second set of projections ("Management Case") assumes (i) gross margins increase from 47.6% in 1999 to 49.8% in 2004, (ii) SG&A expenses as a percentage of sales drop from 35.7% in 1999 to 33.7% in 2004, and (iii) sales grow at an annual rate of 6.1% from 1999 to 2004










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                                       PROJECT MASTERPIECE / SEPTEMBER 10, 2000


EXECUTIVE SUMMARY
===============================================================================
OVERVIEW OF DIAMOND
(Figures in thousands of Euros)



--------------------------------------------------------------------------------
                      ORGANIZATIONAL DESCRIPTION
--------------------------------------------------------------------------------

The Durand family owns 100% of the group. The control of the group is organized through a number of holdings, of which JGDI is the utimate parent company. Each holding is partly owned by family members, being minority shareholders within the group. JGDI, as the consolidating entity for the group, accounts for this as minority shareholders or minority interest.

Mr. Philippe Durand, the group's CEO, and two other individuals control the group.

--------------------------------------------------------------------------------
                          SUMMARY OF NET DEBT
--------------------------------------------------------------------------------

As of 12/31/99,the group had a total of Eur 572 million of cash and cash equivalents, of which Eur 527 million were classified as financial investments due to their effective holding period longer than one year. The remaining Eur 45 million were accounted for as short term (less than one year) cash and cash equivalents. In addition, the decrease in financial assets in 1999 related to a share capital repurchase.

As of 12/31/99, the financial debt of Eur 105 million included bank debt of Eur 70 million, with maturity less than one year. The major part of the remaining indebtedness related to the employee profit sharing scheme, of which Eur 23.8 million had a maturity of more than one year.

----------------------------------------------------------
            INCOME STATEMENT SUMMARY
----------------------------------------------------------
FYE 12/31                        1998            1999
                            -------------    -------------
Revenues                        972,949       1,037,912
Growth                               NA            6.7%

EBITDA                          181,991         184,466
Margin                            18.7%           17.8%

EBIT                            130,349         129,850
Margin                            13.4%           12.5%

Net Income                       96,743          79,997
Margin                             9.9%            7.7%

Capex                            89,136         110,381
Change in working capital        22,840          18,417


-----------------------------------------------------
                BALANCE SHEET SUMMARY
-----------------------------------------------------
                                12/31/98 12/31/99
                             -----------   ----------
Tangible Assets, net            272,195      347,324
Financial Assets              1,065,029      527,062
Working Capital                 252,183      270,600
Cash & Cash Equivalents          53,383       45,458
                             -----------   ----------
Total                         1,642,790    1,190,444

Shareholders Equity             703,660      667,815
Minority Shareholders           834,454      334,745
Reserves                         64,035       82,025
Financial Debt                   40,641      105,858
                             -----------   ----------
  Total                       1,642,790    1,190,443




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                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000


2          VALUATION OVERVIEW

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



CIBC WORLD MARKETS REVIEWED VARIOUS MARKET INDICATORS AND EMPLOYED THE FOLLOWING METHODOLOGIES



                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

VALUATION OVERVIEW
===============================================================================
DESCRIPTION OF METHODOLOGIES

-----------------------------------------------------------------------------------------------------------------------------------
 METHODOLOGY                     ADVANTAGES                                                 LIMITATIONS
-----------------------------------------------------------------------------------------------------------------------------------
PUBLICLY TRADED          Reflects current, market-based            -   Financial information available for the companies is
COMPANIES ANALYSIS       valuation information                         generally limited to historical data and 1-2 years EPS
                                                                       forecasts - no long-term projections

                                                                   -   Current market multiples may be market driven and may
                                                                       not be representative of long-term growth prospects

                                                                   -   Does not take into account control premium
-----------------------------------------------------------------------------------------------------------------------------------
PRECEDENT Reflects direct evidence of value in an - Similar constraints as publicly traded companies analysis TRANSACTIONS ANALYSIS acquisition context -
including any
                         `control premium'                         -   Precedent multiples depend on market conditions at the
                                                                       time of the transaction
-----------------------------------------------------------------------------------------------------------------------------------
DISCOUNTED CASH          Reflects expected future cash flow of     -   Financial information is necessarily based on the
FLOW ANALYSIS            the business - directly related to the        judgement of management preparing projections
                         business being valued
                                                                   -   Does not include any "synergies" available to an acquiror
-----------------------------------------------------------------------------------------------------------------------------------
LEVERAGED BUYOUT         Reflects what a financial buyer can       -   Stand-alone LBO does not include synergies and may
ANALYSIS                 afford to pay for a company subject to        underestimate strategic sale value
                         financing limitations and required rates
                         of return on investment                   -   Value obtained is sensitive to projections and operating
                                                                       assumptions
-----------------------------------------------------------------------------------------------------------------------------------
PREMIUMS PAID            Reflects premiums paid in public target   -   May be impacted by liquidity of stock
ANALYSIS                 acquisitions.
-----------------------------------------------------------------------------------------------------------------------------------


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                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

VALUATION OVERVIEW
===============================================================================
VALUATION SUMMARY
(Figures in Dollars per Share)

[BAR CHART]

                                        IMPLIED EQUITY  VALUE PER SHARE (IN DOLLARS)

--------------------------------------------------------------------------------

I. Comparable Company Analysis                  $14.45                  $25.57

--------------------------------------------------------------------------------

II. Precedent Transaction Analysis              $12.53                  $22.31

--------------------------------------------------------------------------------

III. Discounted Cash Flow Analysis              $22.05                  $29.00
Management Case

--------------------------------------------------------------------------------

III. Discounted Cash Flow Analysis              $15.62                  $20.70
Base Case

--------------------------------------------------------------------------------

IV. Leveraged Buyout Analysis                   $15.44                  $16.12
Management Case

--------------------------------------------------------------------------------

IV. Leveraged Buyout Analysis                   $11.66                  $12.54
Base Case

--------------------------------------------------------------------------------

V. Premiums Paid Analysis                       $12.07                  $15.39

--------------------------------------------------------------------------------

VI. 52 Week Trading Range                        $7.44                  $12.13

--------------------------------------------------------------------------------
                                            Current Price(1)         Offer Price
                                                 $9.75                  $16.50

--------------------------------------------------------------------------------

-----------

(1) Stock price as of close on September 6, 2000.


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                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000


VALUATION OVERVIEW
===============================================================================
VALUATION SUMMARY
(Figures in Thousands, Except per Share Data)
                              -------------------------------------------------
                               6/30/00 Cash                            $10,566
                               6/30/00 Debt                             91,256
                               Fully Diluted Shares Outstanding         16,985
                              -------------------------------------------------

I. COMPARABLE COMPANY ANALYSIS
-------------------------------------------------------------------------------

                   FINANCIAL    MULTIPLE RANGE (1)     ENTERPRISE VALUE            EQUITY VALUE       PER SHARE AMOUNT
                                ------------------   ------------------    -------------------------   ----------------
                   STATISTIC    LOW        HIGH        LOW       HIGH           LOW           HIGH        LOW      HIGH
                  ----------  --------- ----------  --------- ----------   -----------     ----------   -------   ------

LTM Revenues       $421,700     1.0x        1.5x     $421,700  $632,550      $341,010       $551,860     $20.08     $32.49
LTM EBITDA           56,818     6.2         9.7       352,272   551,135       271,582        470,445      15.99      27.70
LTM EBIT             44,364     7.6        14.4       337,166   638,842       256,476        558,152      15.10      32.86

2000E E.P.S. (2)      $1.45     7.2        12.0           --        --        177,777        296,295      10.47      17.44
2001E E.P.S. (2)      $1.77     6.0         9.8           --        --        180,412        294,672      10.62      17.35

                                                                           REFERENCE RANGE               $14.45     $25.57

II. PRECEDENT TRANSACTION ANALYSIS
-------------------------------------------------------------------------------

                   FINANCIAL    MULTIPLE RANGE (1)     ENTERPRISE VALUE             EQUITY VALUE         PER SHARE AMOUNT
                                ------------------   ------------------       ---------------------      -----------------
                   STATISTIC    LOW        HIGH        LOW       HIGH            LOW            HIGH        LOW      HIGH
                  ----------  --------- ----------  --------- ----------     ----------      ---------   -------   -------


LTM Revenues       $421,700     0.5x        1.5x     $210,850   $632,550     $130,160         $551,860    $7.66     $32.49
LTM EBITDA           56,818     4.4         5.2       249,999    295,454      169,309          214,764     9.97      12.64
LTM EBIT             44,364     5.5         8.4       244,002    372,658      163,312          291,968     9.61      17.19

LTM E.P.S.            $1.39    16.5        19.4           --         --       388,817          457,155    22.89      26.91

                                                                             REFERENCE RANGE             $12.53     $22.31

---------------------
(1) Multiple range based on the low and high multiples of the comparable companies
(2) Based on management case estimates.




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



                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000



VALUATION OVERVIEW
===============================================================================
VALUATION SUMMARY
(Figures in Thousands, Except per Share Data)


                               -------------------------------------------------
                                6/30/00 Cash                           $10,566
                                6/30/00 Debt                            91,256
                                Fully Diluted Shares Outstanding        16,985
                               -------------------------------------------------

III. DISCOUNTED CASH FLOW ANALYSIS
-------------------------------------------------------------------------------

                                                           EBITDA
                                      DISCOUNT RATE    EXIT MULTIPLE        EQUITY VALUE            PER SHARE AMOUNT
                                      -------------    -------------    -----------------------    ------------------
                                       LOW     HIGH     LOW     HIGH      LOW              HIGH       LOW      HIGH
                                      ------ ------    ------ ------    ----------      --------   -------- ---------
Based upon Management
Case 2000-2004 projections            10%     12%      5.5x    7.5x     $374,577,       $492,589   $22.05     $29.00

                                                                        REFERENCE RANGE            $22.05     $29.00


                                                        EBITDA
                                     DISCOUNT RATE    EXIT MULTIPLE          EQUITY VALUE              PER SHARE AMOUNT
                                     -------------    -------------    ------------------------       ------------------
                                      LOW     HIGH     LOW     HIGH      LOW               HIGH           LOW      HIGH
                                     ------ ------    ------ ------    ----------         ------       -------- ---------

Based upon Base
Case 2000-2004 projections           10%      12%      5.5x     7.5x     $265,363         $351,550      $15.62     $20.70

                                                                         REFERENCE RANGE                $15.62     $20.70

IV. LEVERAGED BUYOUT ANALYSIS

--------------------------------------------------------------------------------


                                        EBITDA
                                     EXIT MULTIPLE     IRR RETURN          EQUITY VALUE              PER SHARE AMOUNT
                                     -------------    -------------    --------------------------    ------------------
                                      LOW     HIGH     LOW     HIGH      LOW               HIGH         LOW      HIGH
                                     ------ ------    ------ ------    ----------       ---------    --------   -------

Based upon Management
Case 2000-2004 projections           5.5x    7.5x     30.0%   40.0%    $270,503          $282,309    $15.44     $16.12

                                                                       REFERENCE RANGE               $15.44     $16.12



                                     EBITDA
                                    EXIT MULTIPLE     IRR RETURN          EQUITY VALUE              PER SHARE AMOUNT
                                    -------------    -------------    -------------------------     -----------------
                                     LOW     HIGH     LOW     HIGH      LOW              HIGH          LOW      HIGH
                                    ------ ------    ------ ------    ----------     ----------     -------- --------
Based upon Base
Case 2000-2004 projections          5.5x      7.5x    30.0%   40.0%    $202,007         $217,590      $11.66    $12.54

                                                                      REFERENCE RANGE                 $11.66    $12.54

V. PREMIUMS PAID ANALYSIS
-------------------------------------------------------------------------------


                                                  STOCK         AVERAGE PREMIUM (1 DAY, 1 WEEK, 4 WEEKS)           PER SHARE AMOUNT
                                                                  ----------------------------------------         ----------------
                                                PRICE (1)         25TH %          50TH %           75TH %           LOW       HIGH
                                                 -----------      -----------------------------   -----------       ------- -------
Premiums Prior to Announcement Date               $9.69           24.6%            40.5%           58.9%            $12.07    $15.39

                                                                                   REFERENCE RANGE                  $12.07    $15.39

-----------
(1) Represents average of one day, one week, and four weeks closing stock prices.


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



                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000



VALUATION OVERVIEW
===============================================================================
COMPARABLE COMPANIES ANALYSIS
(Figures in Thousands, Except per Share and multiple Data)


                                                         MARKET

                                            STOCK        VALUE OF       NET               FIRM           MVE
                                                                                                      ----------
COMPANY                                    PRICE(a)     EQUITY (b)      DEBT (c)        VALUE (d)       LTM NI
----------------------------------------------------------------------------------------------------------------
Masterpiece (Pre-Deal)     (e)              $9.75       $165,608        $80,690         $246,298         7.1 x
----------------------------------------------------------------------------------------------------------------
Masterpiece (At $16.50)                    $16.50       $289,025        $80,690         $369,715        12.3 x
----------------------------------------------------------------------------------------------------------------
Libbey Inc.                     LBY        $32.31       $509,948        $175,932        $685,880        11.1 x

Lifetime Hoan Corporation  (f)  LCUT         6.69         71,385          10,286          81,671        20.0

Oneida Ltd.                     OCQ         14.44        238,161         247,585         485,746         6.8

Waterford Wedgwood PLC     (g) WATFZ        11.63        846,881         376,128       1,223,009        14.9
----------------------------------------------------------------------------------------------------------------
HIGH                                                    $846,881                                        14.9 X

MEDIAN                                                   509,948                                        11.1

MEAN                                                     531,663                                        10.9

LOW                                                      238,161                                         6.8
----------------------------------------------------------------------------------------------------------------





                                                                                                             5-YR.      CAL. '00 P/E

                                  STOCK PRICE (a) /               FIRM VALUE (d) / LTM                      EST. EPS       AS % OF
                           ----------------------------- ------------------------------------------
COMPANY                      2000E EPS        2001E EPS       REVENUES          EBITDA          EBIT       GROWTH (a)     5 YR. GR.
-----------------------------------------------------------------------------------------------------------------------------------
Masterpiece (Pre-Deal)          6.7 x           5.5 x           0.6 x           4.3 x           5.6 x           NA           NA
-----------------------------------------------------------------------------------------------------------------------------------
Masterpiece (At $16.50)        11.4 x           9.3 x           0.9 x           6.5 x           8.3 x           NA           NA
-----------------------------------------------------------------------------------------------------------------------------------
Libbey Inc.                    10.8 x           9.8 x           1.5 x           6.9 x           8.4 x           12.0 %       81.3 %

Lifetime Hoan Corporation        NA              NA             0.7             8.9             12.8            NA           NA

Oneida Ltd.                     7.2             6.0             1.0             6.2             7.6             NA           NA

Waterford Wedgwood PLC         12.0             9.8             1.3             9.7             14.4            NA           NA
-----------------------------------------------------------------------------------------------------------------------------------
HIGH                           12.0 X           9.8 X           1.5 X           9.7 X           14.4 X          12.0%        81.3%

MEDIAN                         10.8             9.8             1.3             6.9             8.4             12.0         81.3

MEAN                           10.0             8.5             1.3             7.6             10.1            12.0         81.3

LOW                             7.2             6.0             1.0             6.2             7.6             12.0         81.3
-----------------------------------------------------------------------------------------------------------------------------------

Note: EBITDA, EBIT, Net Income to Common, and EPS adjusted for unusual and nonrecurring items.

LTM: Latest Twelve Months.

NM: Not Meaningful. NA: Not Available

All estimates are presented on a calendar basis.

(a)   Stock price and First Call Estimates as of September 6, 2000.

(b) Market Value of Equity (MVE) reflects fully diluted shares (common shares outstanding, options, warrants, in-the-money convertibles).

(c) Net Debt equals straight debt, minority interest, straight preferred stock, all out-of-the-money convertibles, less investments in unconsolidated affiliates and cash.

(d)   Firm Value (FV) equals Market Value of Equity plus Net Debt.


(e) Projections for Masterpiece financials are based on management estimates.

(f)   Multiples excluded from the summary statistics.

(g) Figures in $US. Stock Price reflects the price of one ADS, which equals 10 shares.

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




                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

VALUATION OVERVIEW
===============================================================================

COMPARABLE COMPANIES ANALYSIS
(Figures in Thousands, Except per Share and multiple Data)


                                               MVE            STOCK PRICE (a) /                   FIRM VALUE (d)/ LTM
                                            -----------    ---------------------------   ----------------------------------------
COMPANY                                       LTM NI         2000E EPS      2001E EPS      REVENUES       EBITDA         EBIT
---------------------------------------------------------------------------------------------------------------------------------
Masterpiece (Pre-Deal)       (e)                7.1 x          6.7 x         5.5 x          0.6 x          4.3 x          5.6 x
---------------------------------------------------------------------------------------------------------------------------------
Masterpiece (At $16.50)                        12.3 x         11.4 x         9.3 x          0.9 x          6.5 x          8.3 x
---------------------------------------------------------------------------------------------------------------------------------
TIER 1

Libbey Inc.                           LBY      11.1 x         10.8 x         9.8 x          1.5 x          6.9 x          8.4 x

Lifetime Hoan Corporation    (f)      LCUT     20.0             NA            NA            0.7            8.9           12.8

Oneida Ltd.                           OCQ       6.8           7.2            6.0            1.0            6.2            7.6

Waterford Wedgwood PLC       (g)      WATFZ    14.9           12.0           9.8            1.3            9.7           14.4
---------------------------------------------------------------------------------------------------------------------------------
HIGH                                           14.9 x         12.0 x         9.8 x          1.5 x          9.7 x         14.4 x

MEDIAN                                         11.1           10.8           9.8            1.3            6.9            8.4

MEAN                                           10.9           10.0           8.5            1.3            7.6            10.1

LOW                                             6.8            7.2           6.0            1.0            6.2            7.6
---------------------------------------------------------------------------------------------------------------------------------





                                    FIRM VALUE (d)/2000E                     FIRM VALUE (d)/2001E
                             ----------------------------------     ------------------------------------
Company                          REVENUES     EBITDA      EBIT         REVENUES    EBITDA      EBIT
--------------------------------------------------------------------------------------------------------
Masterpiece (Pre-Deal)             0.6 x       4.2 x       5.4 x        0.5 x       3.7 x      4.7 x
--------------------------------------------------------------------------------------------------------
Masterpiece (At $16.50)            0.8 x       6.3 x       8.1 x        0.8 x       5.5 x      7.1 x
--------------------------------------------------------------------------------------------------------
TIER 1

Libbey Inc.                        1.4 x       6.7 x       8.1 x        1.4 x       6.1 x      7.4 x

Lifetime Hoan Corporation           NA          NA          NA           NA          NA         NA

Oneida Ltd.                         NA          NA          NA           NA          NA         NA

Waterford Wedgwood PLC             1.4         9.6        13.5          1.4         8.8       12.2
--------------------------------------------------------------------------------------------------------
HIGH                               1.4 x       9.6 x      13.5 x        1.4 x       8.8 x     12.2 x

MEDIAN                             1.4         8.1        10.8          1.4         7.4        9.8

MEAN                               1.4         8.1        10.8          1.4         7.4        9.8

LOW                                1.4         6.7         8.1          1.4         6.1        7.4
--------------------------------------------------------------------------------------------------------





Note: EBITDA, EBIT, Net Income to Common, and EPS adjusted for unusual and nonrecurring items.

LTM:  Latest Twelve Months.

NM:   Not Meaningful. NA:Not Available

All estimates are presented on a calendar basis.

(a) Stock price and First Call Estimates as of September 6, 2000.

(b) Market Value of Equity (MVE) reflects fully diluted shares (common shares outstanding, options, warrants, in-the-money convertibles).

(c) Net Debt equals straight debt, minority interest, straight preferred stock, all out-of-the-money convertibles, less investments in unconsolidated affiliates and cash.

(d) Firm Value (FV) equals Market Value of Equity plus Net Debt.

(e) Projections for Masterpiece financials are based on management estimates.

(f) Multiples excluded from the summary statistics.

(g) Figures in $US. Stock Price reflects the price of one ADS, which equals 10 shares.

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000



VALUATION OVERVIEW
================================================================================

PRECEDENT TRANSACTIONS ANALYSIS
(Figures in Thousands, Except per Share Data)


                                                                          DATE                  TYPE OF          OFFER        NET
TARGET                                  ACQUIROR                          ANN.      CONSID.      TRANS.          VALUE       DEBT(a)
---------------------------------       ------------------------          -------   --------    ----------      ---------  ---------
Delco International (Private)           Oneida Ltd. (Public)              5/31/00     Cash       Purchase        $76,000         $0

Viners of sheffield Ltd. (Private)      Oneida Ltd. (Public)              5/30/00     Cash       Purchase         25,000          0

Sakura, Inc. (Private)                  Oneida Ltd. (Public)              5/23/00     Cash       Purchase         40,000          0

Vidriera Leonesa S.A. (Public)          Barbosa & Almeida (Public)        7/28/99     Cash       Purchase         53,588     11,747

Oneida Ltd. (Public)                (e) Libbey Inc. (Public)              6/16/99     Cash       Purchase        641,276    169,446

Denby Group Plc (Public)                Table Design Plc (Public)         5/26/99     Cash       Purchase         65,006     (3,325)

Corning Consumer Products
Company  (Private)                      Borden Inc. (KKR) (Private)       3/2/98      Cash       Purchase        598,000      7,000

Rosenthal AG (Public)                   Waterford Wedgwood plc (Public)   12/4/97     Cash       Purchase        106,786          0

WorldCrisa Corporation (Private)    (f) Libbey Inc.  (Public)             3/10/97     Cash       Purchase        100,000     16,807
---------------------------------------------------------------------------------------------------------------------------------




                                                                        PREMIUM ANALYSIS(d)
                                                                 ----------------------------------
                                            FIRM         OFFER      ONE          FIVE        TWENTY
TARGET                                     VALUE(b)     PRICE(c)  DAY PRIOR    DAY PRIOR    DAY PRIOR
---------------------------------       -----------   ---------- ---------    ---------    ---------
Delco International (Private)             $76,000            NA        NA          NA          NA

Viners of sheffield Ltd. (Private)         25,000            NA        NA          NA          NA

Sakura, Inc. (Private)                    40,000             NA        NA          NA          NA

Vidriera Leonesa S.A. (Public)             65,335         15.39      19.0%       24.7%       35.4%

Oneida Ltd. (Public)                      810,722         37.50     155.3       169.1       165.5

Denby Group Plc (Public)                   61,680          1.92      66.0        68.3        47.2

Corning Consumer Products                 605,000            NA        NA          NA          NA
Company  (Private)
                                          106,786        112.98      17.6        15.3        27.4
Rosenthal AG (Public)
                                          116,807            NA        NA          NA          NA
WorldCrisa Corporation (Private)

------------------------------------------------------------------------------------------------------
HIGH                                                                 66.0%       68.3%       47.2%
MEDIAN                                                               19.0        24.7        35.4
MEAN                                                                 34.2        36.1        36.7
LOW                                                                  17.6        15.3        27.4
------------------------------------------------------------------------------------------------------


Note: EBITDA, EBIT, Net Income to Common, and EPS adjusted for unusual and nonrecurring items.

LTM:  Latest Twelve Months.

NM:   Not Meaningful. NA:Not Available

(a) Net Debt equal straight debt, minority interest, straight preferred stock, all convertibles (if applicable), less investments in unconsolidated affiliates and cash.

(b) Firm Value (FV) equals Offer Value for the Equity of the Target plus Net
    Debt.

(c) If more than one Class of shares exist, refers to price of Class A shares.

(d) Premium based on price of common stock for period specified. If more than one class of share trade, refers to Class A shares.

(e) Withdrawn on July 15, 1999. Excluded from multiple analysis.

(f) Offer Value represents purchase price of WorldCrisa Corporation from Vitros S.A.and, concurrently, a 49% interest in Vitrocrisa from Vitro in the formation of a Joint Venture.

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

VALUATION OVERVIEW
===============================================================================

PRECEDENT TRANSACTIONS ANALYSIS
(Figures in Thousands, Except per Share Data)


                                                              DATE           TYPE OF        OFFER          FIRM
TARGET                                ACQUIROR                 ANN.           TRANS.         VALUE         VALUE (a)
------------------------------        ----------------------  --------       ---------     --------       ----------
Delco International              (b)  Oneida Ltd.             5/31/00        Purchase       $76,000        $76,000

Viners of sheffield Ltd.         (b)  Oneida Ltd.             5/30/00        Purchase        25,000         25,000

Sakura, Inc.                          Oneida Ltd.             5/23/00        Purchase        40,000         40,000

Vidriera Leonesa S.A.                 Barbosa & Almeida       7/28/99        Purchase        53,588         65,335

Oneida Ltd.                      (c)  Libbey Inc.             6/16/99        Purchase       641,276        810,722

Denby Group Plc                       Table Design Plc        5/26/99        Purchase        65,006         61,680

Corning Consumer Products Company     Borden Inc. (KKR)       3/2/98         Purchase       598,000        605,000

Rosenthal AG                          Waterford Wedgwood plc  12/4/97        Purchase       106,786        106,786

WorldCrisa Corporation           (d)  Libbey Inc.             3/10/97        Purchase       100,000        116,807
---------------------------------------------------------------------------------------------------------------------



                                                                  OFFER PRICE (VALUE)/ EPS        FIRM VALUE (a) /LTM
                                                             ---------  ---------- --------  --------   ---------  --------
TARGET                                ACQUIROR                   LTM     FY + 1     FY + 2     REV.       EBITDA     EBIT
------------------------------        ---------------------- ---------  ---------- --------- ---------  ---------  --------
Delco International              (b)  Oneida Ltd.                NM         NM         NM       1.0 x       NA         NA

Viners of sheffield Ltd.         (b)  Oneida Ltd.                NM         NM         NM       0.9         NA         NA

Sakura, Inc.                          Oneida Ltd.                NM         NM         NM       NA          NA         NA

Vidriera Leonesa S.A.                 Barbosa & Almeida          NA         NA         NA       1.3        5.1 x      8.4 x

Oneida Ltd.                      (c)  Libbey Inc.               30.7 x      NA         NA       1.7       13.0       17.0

Denby Group Plc                       Table Design Plc          16.5       8.9 x      8.8 x     1.2        4.4        5.5

Corning Consumer Products Company     Borden Inc. (KKR)         19.4        NM         NM       1.1        5.2        7.5

Rosenthal AG                          Waterford Wedgwood plc     NM         NA         NA       0.5         NA         NA

WorldCrisa Corporation           (d)  Libbey Inc.                NM         NM         NM       1.5         NM         NM
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
HIGH                                                            19.4 x      8.9 x      8.8 x      1.5 x      5.2 x      8.4 x
MEDIAN                                                          17.9        8.9        8.8        1.2        5.1        7.5
MEAN                                                            17.9        8.9        8.8        1.1        4.9        7.1
LOW                                                             16.5        8.9        8.8        0.5        4.4        5.5
---------------------------------------------------------------------------------------------------------------------------

Note: EBITDA, EBIT, Net Income to Common, and EPS adjusted for unusual and nonrecurring items.

LTM:  Latest Twelve Months.

NM:   Not Meaningful. NA: Not Available

(a)   Firm Value (FV) equals Offer Value for the Equity of the Target plus Net
      Debt.

(b)   Transaction not completed yet and multiples are not included in summary.

(c)   Withdrawn on July 15, 1999. Excluded from multiple analysis.

(d) Multiples based on combined purchase price of WorldCrisa Corporation from Vitros S.A. and, concurrently, a 49% interest in Vitrocrisa from Vitro in the formation of a Joint Venture.

[CIBC WORLD MARKETS LOGO]

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

VALUATION OVERVIEW
================================================================================
DISCOUNTED CASH FLOW ANALYSIS-MANAGEMENT CASE(1)
(Figures in Thousands, Except per Share Data)




                                         ESTIMATED                        PROJECTED FISCAL YEAR ENDING DECEMBER 31
                                        -----------         ----------------------------------------------------------------
                                           2000                2001              2002              2003              2004
                                        -----------         ----------       -----------       -----------       -----------
Revenues                                  $ 444,763         $ 476,332         $ 506,536         $ 537,106         $ 569,563
EBITDA                                       59,100            66,637            74,240            83,970            94,373
Less: Depreciation & Amortization           (13,321)          (14,707)          (15,919)          (18,567)          (21,067)
                                        -----------         ----------       -----------       -----------       -----------
EBIT                                         45,779            51,930            58,321            65,404            73,307
Less: Income Taxes @ 39.0%                  (17,854)          (20,253)          (22,745)          (25,507)          (28,590)
                                        -----------         ----------       -----------       -----------       -----------
     UNLEVERED AFTER-TAX INCOME              27,925            31,677            35,576            39,896            44,717

Plus: Depreciation & Amortization            13,321            14,707            15,919            18,567            21,067
Less: Capital Expenditures                  (10,000)          (10,000)          (10,000)          (25,000)          (25,000)
Less: Working Capital Investment              3,440               145            (5,514)           (7,249)           (7,735)
                                        -----------         ----------       -----------       -----------       -----------
     FREE CASH FLOW                       $  34,686         $  36,529         $  35,981         $  26,214         $  33,049
                                        ===========         ==========       ===========       ===========       ===========







TERMINAL VALUE BASED ON EBITDA MULTIPLE                    ---------------------------------------------        -------------
EXIT MULTIPLE IN YEAR 4 (2004)                                               5.5 x EBITDA                        6.5 x EBITDA
                                                           ---------------------------------------------        -------------
                                                              10.0%             11.0%             12.0%             10.0%
                                                           ---------------------------------------------          -----------
Discounted Free Cash Flows 2000 - 2004                     $ 133,388         $ 130,733         $ 128,175         $ 133,388
Discounted Terminal Value                                    338,022           324,533           311,696           399,481
                                                           -----------       -----------       -----------       -----------
     ENTERPRISE VALUE                                        471,411           455,267           439,871           532,869

Less: Debt, Preferred & Minority Interest @ 06/30/00         (91,256)          (91,256)          (91,256)          (91,256)
Plus: Cash @ 06/30/00                                         10,566            10,566            10,566            10,566
                                                           -----------       -----------       -----------       -----------
     IMPLIED EQUITY VALUE                                  $ 390,721         $ 374,577         $ 359,181         $ 452,179
                                                           ===========       ===========       ===========       ===========





TERMINAL VALUE BASED ON EBITDA MULTIPLE      ---------------------------------- --------------------------------------------------
EXIT MULTIPLE IN YEAR 4 (2004)                 6.5 X EBITDA                                         7.5 X EBITDA
                                             ---------------------------------- --------------------------------------------------
                                                  11.0%             12.0%             10.0%             11.0%             12.0%
                                               -----------       -----------       -----------       -----------       -----------
Discounted Free Cash Flows 2000 - 2004         $ 130,733         $ 128,175         $ 133,388         $ 130,733         $ 128,175
Discounted Terminal Value                        383,539           368,368           460,940           442,545           425,040
                                               -----------       -----------       -----------       -----------       -----------
     ENTERPRISE VALUE                            514,273           496,543           594,328           573,279           553,215

Less: Debt, Preferred &
Minority Interest @ 06/30/00                     (91,256)          (91,256)          (91,256)          (91,256)          (91,256)
Plus: Cash @ 06/30/00                             10,566            10,566            10,566            10,566            10,566
                                               -----------       -----------       -----------       -----------       -----------
     IMPLIED EQUITY VALUE                      $ 433,583         $ 415,853         $ 513,638         $ 492,589         $ 472,525
                                               ===========       ===========       ===========       ===========       ===========




------------------------------------
Shares Outstanding           16,985
------------------------------------


                          -------------------------------------------------------------------------------------------------------
                                                            EQUITY VALUE BASED ON EBITDA MULTIPLE
                          -------------------------------------------------------------------------------------------------------
                                                                           EBITDA Terminal Multiple
                              Discount                  -------------------------------------------------------------------------
                              Rate                          5.5x                          6.5x                          7.5x
                          --------------                --------------                -------------                  ------------
                              10.0%                         $23.00                        $26.62                        $30.24
                              11.0%                         $22.05                        $25.53                        $29.00
                              12.0%                         $21.15                        $24.48                        $27.82
                          -------------------------------------------------------------------------------------------------------


---------------------------------
(1) Source: Management estimates.
                                                                              20

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

VALUATION OVERVIEW
================================================================================

DISCOUNTED CASH FLOW ANALYSIS - BASE CASE(1) (Figures in Thousands, Except per Share Data)

                                                     ESTIMATED                  PROJECTED FISCAL YEAR ENDING DECEMBER 31
                                                   -------------     -------------------------------------------------------------
                                                        2000              2001           2002            2003           2004
                                                   -------------     -------------   -------------   -------------   -------------

Revenues                                               $436,979          $460,176        $481,267        $501,805        $523,040
EBITDA                                                   58,613            61,043          63,685          66,264          68,923
Less: Depreciation & Amortization                       (13,321)          (14,707)        (15,919)        (17,067)        (18,067)
                                                   -------------     -------------   -------------   -------------   -------------
EBIT                                                     45,292            46,336          47,766          49,198          50,856
Less: Income Taxes @ 39.0%                              (17,664)          (18,071)        (18,629)        (19,187)        (19,834)
                                                   -------------     -------------   -------------   -------------   -------------
  UNLEVERED AFTER-TAX INCOME                             27,628            28,265          29,137          30,010          31,022

Plus: Depreciation & Amortization                        13,321            14,707          15,919          17,067          18,067
Less: Capital Expenditures                              (10,000)          (10,000)        (10,000)        (10,000)        (10,000)
Less: Working Capital investment                         (4,353)           (7,829)         (7,154)         (6,982)         (7,237)
                                                   -------------     -------------   -------------   -------------   -------------

  FREE CASH FLOW                                        $26,596           $25,143         $27,902         $30,095         $31,852
                                                   =============     =============   =============   =============   =============

TERMINAL VALUE BASED ON EBITDA MULTIPLE
                                          --------------------------    --------------------------     -----------------------
EXIT MULTIPLE IN YEAR 4 (2004)                  5.5 X EBITDA                   6.5 X EBITDA                  7.5 X EBITDA
                                          --------------------------    --------------------------     -----------------------
                                            10.0%    11.0%   12.0%           10.0%  11.0%  12.0%           10.0%  11.0%  12.0%
                                          --------------------------    --------------------------     -----------------------


Discounted Free Cash Flows 2000-2004      $111,440 $109,040 $106,730    $111,440 $109,040 $106,730     $111,440 $109,040 $106,730
                                          --------------------------    --------------------------     --------------------------
Discounted Terminal Value                  246,865  237,013  227,638     291,749  280,107  269,027      336,634  323,200  310,416
                                          --------------------------    --------------------------     --------------------------
   ENTERPRISE VALUE                        358,305  346,053  334,368     403,189  389,147  375,757      448,074  432,240  417,146

Less: Debt, Preferred & Minority
  Interest @ 06/30/00                      (91,256) (91,256) (91,256)    (91,256) (91,256) (91,256)     (91,256) (91,256) (91,256)
Plus: Cash @ 06/30/00                       10,566   10,566   10,566      10,566   10,566   10,566       10,566   10,566   10,566
                                          --------------------------    --------------------------     --------------------------
  IMPLIED EQUITY VALUE                   $277,615 $265,363 $253,678    $322,499 $308,457 $295,067     $367,384 $351,550 $336,456
                                          --------------------------    --------------------------     --------------------------


--------------------------------------
Shares Outstanding               16,985
--------------------------------------

                                                     ----------------------------------------------------------
                                                            EQUITY VALUE BASED ON EBITDA MULTIPLE
                                                     ----------------------------------------------------------
                                                     Discount              EBITDA Terminal Multiple
                                                                   --------------------------------------------
                                                       Rate          5.5x             6.5x           7.5x
                                                      -----         ------           ------         ------
                                                      10.0%         $16.34           $18.99         $21.63
                                                      11.0%         $15.62           $18.16         $20.70
                                                      12.0%         $14.94           $17.37         $19.81


-------------------------------
(1) Source: Management estimates.
[CIBC WORLD MARKETS LOGO]
                                                                              21

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

VALUATION OVERVIEW
===============================================================================

LBO Returns Summary -- Management Case(1)
(Figures in Thousands, Except per Share Data)

        PURCHASE PRICE @ $15.44                                           PURCHASE PRICE @ $16.12
----------------------------------------------------       -------------------------------------------------
        SOURCES AND USES OF FUNDS                                         SOURCES AND USES OF FUNDS
----------------------------------------------------       -------------------------------------------------

SOURCES                                                    SOURCES
----------                                                 -----------
Acquisition Senior Debt      @10.2%          170,000       Acquisition Senior Debt @10.2%            170,000
Acquisition Subordinate Debt @13.5%           70,000       Acquisition Subordinate Debt @13.5%        70,000
Equity                                       132,471       Equity                                    144,395
                                            --------                                                ---------
                                            $372,471                                                $384,395

USES                                                       USES
----------                                                 -----------
Purchase Price                              $270,503       Purchase Price                           $282,309
Existing Current Debt                         91,256       Existing Current Debt                      91,256
Estimated Transaction Costs                    3,512       Estimated Transaction Costs                 3,630
Deferred Fees                                  7,200       Deferred Fees                               7,200
                                            --------                                                ---------
                                            $372,471                                                $384,395
----------------------------------------------------       -------------------------------------------------


----------------------------------------------------       -------------------------------------------------
              CREDIT RATIOS                                                 CREDIT RATIOS
----------------------------------------------------       -------------------------------------------------

                                              2000PF                                                  2000PF
                                            --------                                                ---------
Net Debt/EBITDA                                3.9x        Net Debt/EBITDA                             3.9x
EBITDA/Total Interest Expense                  2.2x        EBITDA/Total Interest Expense               2.2x
----------------------------------------------------       -------------------------------------------------


----------------------------------------------------       -------------------------------------------------
               IRR                                                              IRR
----------------------------------------------------       -------------------------------------------------

               2003           2004                                            2003           2004
5.5            32%            30%                               5.5            28%            27%
6.5            42%            37%                               6.5            38%            34%
7.5            52%            43%                               7.5            47%            40%
----------------------------------------------------       -------------------------------------------------



---------------------------------
(1) Source: Management estimates.
                                                                              22

[CIBC WORLD MARKETS LOGO]

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

VALUATION OVERVIEW
================================================================================
LBO Returns Summary -- Base Case(1)
(Figures in Thousands, Except per Share Data)

         PURCHASE PRICE @ $11.66                                       PURCHASE PRICE @ $12.54

----------------------------------------------------       -------------------------------------------------
         SOURCES AND USES OF FUNDS                                     SOURCES AND USES OF FUNDS
----------------------------------------------------       -------------------------------------------------

SOURCES                                                   SOURCES
-------                                                   -------
Bank Revolver @9.5%                              $0       Bank Revolver @9.5%                           $0
Acquisition Senior Debt @10.2%              170,000       Acquisition Senior Debt @10.2%           170,000
Acquisition Subordinate Debt  @13.5%         70,000       Acquisition Subordinate Debt @13.5%       70,000
Equity                                       63,290       Equity                                    79,029
                                          ---------                                               --------
                                           $303,290                                               $319,029

USES                                                      USES
-------                                                   -------
Purchase Price                             $202,007       Purchase Price                          $217,590
Existing Current Debt                        91,256       Existing Current Debt                     91,256
Estimated Transaction Costs                   2,827       Estimated Transaction Costs                2,983
Deferred Fees                                 7,200       Deferred Fees                              7,200
                                          ---------                                               --------
                                           $303,290                                               $319,029
----------------------------------------------------       -------------------------------------------------


----------------------------------------------------       -------------------------------------------------
                CREDIT RATIOS                                                  CREDIT RATIOS
----------------------------------------------------       -------------------------------------------------
                                             2000PF                                                 2000PF
                                            --------                                              ----------
Net Debt/EBITDA                               3.9x        Net Debt/EBITDA                            3.9x
EBITDA/Total Interest Expense                 2.2x        EBITDA/Total Interest Expense              2.2x
----------------------------------------------------       -------------------------------------------------


----------------------------------------------------       -------------------------------------------------
               IRR                                                          IRR
----------------------------------------------------       -------------------------------------------------

                            2003              2004                          2003                  2004
       5.5                   34%               30%            5.5            24%                  23%
       6.5                   50%               40%            6.5            39%                  32%
       7.5                   62%               48%            7.5            51%                  40%
----------------------------------------------------       -------------------------------------------------


----------------------------------
(1) Source: Management estimates
                                                                              23

[CIBC WORLD MARKETS LOGO]

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

VALUATION OVERVIEW
===============================================================================
PREMIUMS PAID ANALYSIS

PARAMETERS

  - Announced domestic 100% cash acquisition transactions with more than 50% shares acquired for the period 01/01/99-09/06/00 with transaction value ranging from $250 million to $500 million

  - Offer price premium measured as premium over share price of the target as of one day, one week, and four weeks prior to the announcement date


               PREMIUM ABOVE SHARE PRICE PRIOR TO ANNOUNCEMENT


               ONE DAY        ONE WEEK       FOUR WEEKS      AVERAGE
High             154.0%         142.4%         480.4%         160.0%
75th Percentile   42.6%          64.7%          76.4%          58.9%
50th Percentile   27.8%          34.5%          47.3%          40.5%
25th Percentile   18.3%          19.8%          31.8%          24.6%
Low              -10.3%          -6.3%          -5.5%          -0.9%
               ------------  ------------   ------------  -------------
Average           35.6%          44.0%          65.7%          48.5%



PRICE PRIOR TO                AVERAGE PREMIUM                      PER SHARE AMOUNT
ANNOUCEMENT                (1 DAY, 1 WEEK, 4 WEEKS)
------------------------------------------------------------------------------------------
AVERAGE PRICE (1)     25th %         50th %         75th %         LOW            HIGH
------------------------------------------------------------------------------------------
    $9.69             24.6%          40.5%          58.9%        $12.07          $15.39
------------------------------------------------------------------------------------------

--------------

(1) Represents average of one day, one week, and four weeks closing stock prices.

[CIBC WORLD MARKETS LOGO]

                                       PROJECT MASTERPIECE / SEPTEMBER 10, 2000



3  MASTERPIECE OVERVIEW







[CIBC WORLD MARKETS LOGO]                                                     25

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

COMPANY OVERVIEW
================================================================================
5 YEAR FINANCIAL PERFORMANCE (1995-1999)
(Fiscal Year Ended December 31; Figures in Millions)

[REVENUE BAR CHART]

[EBT(1) BAR CHART]

[EBITDA(1) BAR CHART]

[NET INCOME(1) BAR CHART]


------------
(1) Excludes $2.4 million restructuring charge in 1998 and $4.1 million store closures charge in 1996.


[CIBC WORLD MARKETS LOGO]                                                     26

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

COMPANY OVERVIEW
================================================================================
5 YEAR PROJECTED FINANCIAL PERFORMANCE (2000-2004) - MANAGEMENT CASE(1)
(Fiscal Year Ended December 31; Figures in Millions)

[REVENUE BAR CHART]

[EBIT BAR CHART]

[EBITDA BAR CHART]

[NET INCOME BAR CHART]


------------
(1) Source: Management estimates.


[CIBC WORLD MARKETS LOGO]                                                     27

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

COMPANY OVERVIEW
================================================================================
5 YEAR PROJECTED FINANCIAL PERFORMANCE (2000-2004) - BASE CASE(1)
(Fiscal Year Ended December 31; Figures in Millions)

[REVENUE BAR CHART]

[EBIT BAR CHART]

[EBITDA BAR CHART]

[NET INCOME BAR CHART]


------------
(1) Source: Management estimates.


[CIBC WORLD MARKETS LOGO]                                                     28

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

COMPANY OVERVIEW
================================================================================
OPERATION RESULTS BY DISTRIBUTION CHANNEL - MANAGEMENT CASE(1) (Figures in Thousands, Except per Share Data)

                                                       WHOLESALE
                               -----------------------------------------------------------
Fiscal Year End 12/31             1998        1999        2000         2001         2002
                               ---------   ---------   ---------    ---------    ---------

Sales                          $ 137,794   $ 140,423   $ 147,163    $ 157,123    $ 165,263
Cost of Goods Sold                76,563      78,043      83,620       88,555       92,713
                               ---------   ---------   ---------    ---------    ---------
   GROSS PROFIT                   61,231      62,380      63,543       68,568       72,550

SG&A                              45,591      42,257      47,070       52,063       53,457
Other Operating Expenses           2,400           0      (2,513)      (1,964)      (1,936)
                               ---------   ---------   ---------    ---------    ---------
   EBITDA                         13,240      20,123      18,986       18,469       21,029

Depreciation                       4,997       5,715       6,248        7,248        8,598
Amortization                         289         294         300          300          300
                               ---------   ---------   ---------    ---------    ---------
   EBIT                            7,954      14,114      12,438       10,921       12,131

MARGIN & GROWTH RATE ANALYSIS
-----------------------------
   Revenue Growth                     --        1.9%        4.8%         6.8%         5.2%
   Gross Margin                    44.4%       44.4%       43.2%        43.6%        43.9%
   SG&A as a % of Sales            33.1%       30.1%       32.0%        33.2%        32.4%
   EBITDA Margin                    9.6%       14.3%       12.9%        12.0%        13.0%
   EBIT Margin                      5.8%       10.1%        8.5%         7.2%         7.6%


                                                         RETAIL
                               -----------------------------------------------------------
Fiscal Year End 12/31             1998        1999        2000         2001         2002
                               ---------   ---------   ---------    ---------    ---------

Sales                          $ 238,774   $ 245,151   $ 254,785    $ 272,616    $ 290,234
Cost of Goods Sold               117,461     119,377     121,023      128,758      136,318
                               ---------   ---------   ---------    ---------    ---------
   GROSS PROFIT                  121,313     125,774     133,762      143,858      153,916

SG&A                              97,390      97,036      99,451      103,267      109,339
Other Operating Expenses               0           0        (120)        (128)        (136)
                               ---------   ---------   ---------    ---------    ---------
   EBITDA                         23,923      28,738      34,431       40,719       44,713

Depreciation                       4,817       6,096       6,455        6,841        6,703
Amortization                           0           0           0            0            0
                               ---------   ---------   ---------    ---------    ---------
   EBIT                           19,106      22,642      27,976       33,878       38,010

MARGIN & GROWTH RATE ANALYSIS
-----------------------------
   Revenue Growth                     --        2.7%        3.9%         7.0%         6.5%
   Gross Margin                    50.8%       51.3%       52.5%        52.8%        53.0%
   SG&A as a % of Sales            40.8%       39.6%       39.0%        37.9%        37.7%
   EBITDA Margin                   10.0%       11.7%       13.5%        14.9%        15.4%
   EBIT Margin                      8.0%        9.2%       11.0%        12.4%        13.1%


                                                      INTERNATIONAL
                               -----------------------------------------------------------
Fiscal Year End 12/31             1998        1999        2000         2001         2002
                               ---------   ---------   ---------    ---------    ---------

Sales                          $  34,097   $  39,041   $  42,815    $  46,593    $  51,039
Cost of Goods Sold                22,133      25,144      25,946       27,918       30,333
                               ---------   ---------   ---------    ---------    ---------
   GROSS PROFIT                   11,964      13,897      16,869       18,675       20,706

SG&A                               7,670       8,760      11,562       12,054       13,064
Other Operating Expenses               0           0        (376)        (392)        (392)
                               ---------   ---------   ---------    ---------    ---------
   EBITDA                          4,294       5,137       5,683        7,013        8,034

Depreciation                         688         318         318          318          318
Amortization                           0           0           0            0            0
                               ---------   ---------   ---------    ---------    ---------
   EBIT                            3,606       4,819       5,365        6,695        7,716

MARGIN & GROWTH RATE ANALYSIS
-----------------------------
   Revenue Growth                     --       14.5%        9.7%         8.8%         9.5%
   Gross Margin                    35.1%       35.6%       39.4%        40.1%        40.6%
   SG&A as a % of Sales            22.5%       22.4%       27.0%        25.9%        25.6%
   EBITDA Margin                   12.6%       13.2%       13.3%        15.1%        15.7%
   EBIT Margin                     10.6%       12.3%       12.5%        14.4%        15.1%


----------
(1) Source: Management estimates.

[CIBC WORLD MARKETS LOGO]                                                     29

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

COMPANY OVERVIEW
================================================================================
OPERATION RESULTS BY DISTRIBUTION CHANNEL - BASE CASE(1) (Figures in Thousands, Except per Share Data)

                                                         WHOLESALE
                               ---------------------------------------------------------------
Fiscal Year End 12/31             1998         1999         2000          2001          2002
                               ---------    ---------    ---------     ---------     ---------

Sales                          $ 137,794    $ 140,423    $ 144,355     $ 151,284     $ 156,125
Cost of Goods Sold                76,563       78,043       80,228        84,079        86,770
                               ---------    ---------    ---------     ---------     ---------
   GROSS PROFIT                   61,231       62,380       64,127        67,205        69,355

SG&A                              45,591       42,257       43,440        45,525        46,982
Other Operating Expenses           2,400            0       (2,513)       (1,964)       (1,936)
                               ---------    ---------    ---------     ---------     ---------
   EBITDA                         13,240       20,123       23,200        23,644        24,309

Depreciation                       4,997        5,715        6,248         7,248         8,598
Amortization                         289          294          300           300           300
                               ---------    ---------    ---------     ---------     ---------
   EBIT                            7,954       14,114       16,652        16,096        15,411

MARGIN & GROWTH RATE ANALYSIS
-----------------------------
   Revenue Growth                     --         1.9%         2.8%          4.8%          3.2%
   Gross Margin                    44.4%        44.4%        44.4%         44.4%         44.4%
   SG&A as a % of Sales            33.1%        30.1%        30.1%         30.1%         30.1%
   EBITDA Margin                    9.6%        14.3%        16.1%         15.6%         15.6%
   EBIT Margin                      5.8%        10.1%        11.5%         10.6%          9.9%


                                                           RETAIL
                               ---------------------------------------------------------------
Fiscal Year End 12/31             1998         1999         2000          2001          2002
                               ---------    ---------    ---------     ---------     ---------

Sales                          $ 238,774    $ 245,151    $ 249,809     $ 262,299     $ 274,103
Cost of Goods Sold               117,461      119,377      121,645       127,727       133,475
                               ---------    ---------    ---------     ---------     ---------
   GROSS PROFIT                  121,313      125,774      128,164       134,572       140,628

SG&A                              97,390       97,036       98,879       103,823       108,495
Other Operating Expenses               0            0         (120)         (128)         (136)
                               ---------    ---------    ---------     ---------     ---------
   EBITDA                         23,923       28,738       29,404        30,876        32,268

Depreciation                       4,817        6,096        6,455         6,841         6,703
Amortization                           0            0            0             0             0
                               ---------    ---------    ---------     ---------     ---------
   EBIT                           19,106       22,642       22,949        24,035        25,565

MARGIN & GROWTH RATE ANALYSIS
-----------------------------
   Revenue Growth                     --         2.7%         1.9%          5.0%          4.5%
   Gross Margin                    50.8%        51.3%        51.3%         51.3%         51.3%
   SG&A as a % of Sales            40.8%        39.6%        39.6%         39.6%         39.6%
   EBITDA Margin                   10.0%        11.7%        11.8%         11.8%         11.8%
   EBIT Margin                      8.0%         9.2%         9.2%          9.2%          9.3%


                                                       INTERNATIONAL
                               ---------------------------------------------------------------
Fiscal Year End 12/31             1998         1999         2000          2001          2002
                               ---------    ---------    ---------     ---------     ---------

Sales                          $  34,097    $  39,041    $  42,815     $  46,593     $  51,039
Cost of Goods Sold                22,133       25,144       27,575        30,008        32,871
                               ---------    ---------    ---------     ---------     ---------
   GROSS PROFIT                   11,964       13,897       15,240        16,585        18,168

SG&A                               7,670        8,760        9,607        10,455        11,452
Other Operating Expenses               0            0         (376)         (392)         (392)
                               ---------    ---------    ---------     ---------     ---------
   EBITDA                          4,294        5,137        6,009         6,523         7,108

Depreciation                         688          318          318           318           318
Amortization                           0            0            0             0             0
                               ---------    ---------    ---------     ---------     ---------
   EBIT                            3,606        4,819        5,692         6,205         6,790

MARGIN & GROWTH RATE ANALYSIS
-----------------------------
   Revenue Growth                     --        14.5%         9.7%          8.8%          9.5%
   Gross Margin                    35.1%        35.6%        35.6%         35.6%         35.6%
   SG&A as a % of Sales            22.5%        22.4%        22.4%         22.4%         22.4%
   EBITDA Margin                   12.6%        13.2%        14.0%         14.0%         13.9%
   EBIT Margin                     10.6%        12.3%        13.3%         13.3%         13.3%


----------
(1) Source: Management estimates.

[CIBC WORLD MARKETS LOGO]                                                     30

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

COMPANY OVERVIEW
================================================================================
MASTERPIECE LTM ANNOTATED PRICE / VOLUME GRAPH (September 3, 1999 - September 6,
2000)

The 52 week high / low range was $7.44 to $12.13

Offer Price of $16.50 represents a 36% premium to the 52 week high

[VOLUME LINE GRAPH]


------------
(A) 10/28/99:    Reports EPS of $0.30 for the third quarter ended September 30,
                 1999 vs. $0.25 a year ago.
(B) 02/29/00:    Reports financial results and 58% increase in EPS for the year ended December 31, 1999. EPS for the year was $1.23 vs. $0.78 a year ago.
(C) 04/27/00:    Reports EPS of $0.00 for the first quarter ended March 31, 2000
                 vs. a loss of $0.07 a year ago.
(D)              07/27/00: Announces improved financial results for the 2nd quarter ended June 30, 2000 marking the 7th consecutive quarter of operating profit improvement.


[CIBC WORLD MARKETS LOGO]                                                     31

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

COMPANY OVERVIEW
================================================================================
MASTERPIECE 3 YEAR PRICE / VOLUME GRAPH (September 5, 1997 - September 6, 2000)


The 3 year high / low range was $7.38 to $15.00

Offer Price of $16.50 represents a 10% premium to the 3 year high

[VOLUME LINE GRAPH]


------------
(A) 09/24/97: Announces share repurchase program of up to $10 million of common stock.
(B) 04/17/98: Reports loss of $0.14 for the first quarter ended March 31, 1998 vs. ESP of $0.02 a year ago. Warburg Dillon Read downgrades rating to neutral from outperform, citing significant distribution problems with the new Charleston facility. Analyst cuts 1998 EPS estimate from $1.35 to $1.02 and 1999 ESP estimate from $1.50 to $1.35.
(C) 07/30/98: Reports loss of $0.10 (including restructuring charge of $0.08) for the second quarter ended June 30, 1998 vs. EPS of $0.09 a year ago.
(D) 04/13/99: Announces increase in share repurchase program of an additional $10 million of common stock.
(E) 07/27/00: Announces improved financial results for the 2nd quarter ended June 30, 2000 marking the 7th consecutive quarter of operating profit improvement.

[CIBC WORLD MARKETS LOGO]                                                     32

                                       PROJECT MASTERPIECE /  SEPTEMBER 10, 2000

COMPANY OVERVIEW
================================================================================
STOCK PRICE PERFORMANCE OF MASTERPIECE VS. S&P 500 AND COMPARABLE COMPANY INDEX
(1)
(September 3, 1999- September 6, 2000)


[LINE GRAPH]


---------------------
(1) Comparable Company Index includes Oneida Ltd., Libbey Inc., Lifetime Hoan Corporation and Waterford Wedgwood PLC.

[CIBC WORLD MARKETS LOGO]                                                     33

                                       PROJECT MASTERPIECE /  SEPTEMBER 10, 2000

COMPANY OVERVIEW
================================================================================
STOCK PRICE PERFORMANCE OF MASTERPIECE VS. S&P 500 AND COMPARABLE COMPANY INDEX
(1)
(September 5, 1997 - September 6, 2000)



[LINE GRAPH]

---------------------
(1) Comparable Company Index includes Oneida Ltd., Libbey Inc., Lifetime Hoan Corporation and Waterford Wedgwood PLC.

[CIBC WORLD MARKETS LOGO]                                                     34

                                       PROJECT MASTERPIECE /  SEPTEMBER 10, 2000


COMPANY OVERVIEW

THE MAJORITY OF THE SHARES HAVE TRADED BETWEEN $8.00 AND $12.50
================================================================================
MASTERPIECE LTM VOLUME DISTRIBUTION ANALYSIS(1) (September 3, 1999 - September 6, 2000)

[BAR GRAPH]


$8.00-$9.50             4.50%
$9.50-$11.00           12.88%
$11.00-$12.50           6.73%

-------------------------
(1) 1.5 million cumulative shares were traded, representing 24.11% of the public float of 6.0 million shares outstanding.


[CIBC WORLD MARKETS LOGO]                                                     35

                                       PROJECT MASTERPIECE /  SEPTEMBER 10, 2000



COMPANY OVERVIEW
APPROXIMATELY 64% OF MASTERPIECE IS CONTROLLED THROUGH INSIDER OWNERSHIP
================================================================================
SHAREHOLDER PROFILE ANALYSIS(1)

--------------------------------------------------------------------------------
                              INSTITUTIONAL HOLDERS
--------------------------------------------------------------------------------

                                                                  Cumulative
Institutional Holders                       Shares     Percent      Percent
--------------------------------        ----------   ---------  -----------
Dimensional Fund Advisors Inc.             823,100       4.8%          4.8%
Fidelty Management & Research              575,500       3.4%          8.2%
Royce & Associates, Inc.                   543,000       3.2%         11.4%
Brandywine Asset Management                169,000       1.0%         12.4%
Gabelli Asset Management Company           142,000       0.8%         13.3%
Barclays Global Investors                  117,497       0.7%         14.0%
State Street Global Advisers                67,000       0.4%         14.4%
Caterpillar Investment Management, Ltd.     55,000       0.3%         14.7%
AXA Rosenberg Investment Managment          54,800       0.3%         15.0%
Mellon Bank (Private Asset Management)      46,511       0.3%         15.3%
Other Institutions                         217,746       1.3%         16.6%
---------------------------------       ----------   --------   -----------
Total Institutional Ownership            2,811,854      16.6%         16.6%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              DISTRIBUTION SUMMARY
--------------------------------------------------------------------------------


                                                 Shares               Percent
                                           ------------------------------------
Institutional Holders                            2,811,854                16.6%
Insider Ownership                               10,945,982                64.4%
Retail                                           3,227,609                19.0%
--------------------------------            ------------------------------------
Total Common Shares Outstanding                 16,985,445               100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                INSIDER OWNERSHIP
--------------------------------------------------------------------------------


Insiders                                Shares          Percent
-----------------                   -------------------------------------------
Alfred J. Blake                      3,956,353          23.3%
George T. Aratani                    2,488,469          14.7%
Anthony F. Santarelli                1,587,038           9.3%
Norman R. Higo                       1,544,274           9.1%
Raymond B. Dingman                   1,294,037           7.6%
Tadao Yamada                         1,272,463           7.5%
Other Insiders                          75,811           0.4%
                                     -------------    ---------
Total Insiders (2) (3)               10,945,982         64.4%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              DISTRIBUTION SUMMARY
--------------------------------------------------------------------------------

[CHART]

Institutional Holders           16.6%
Retail                          19.0%
Insider Ownership               64.4%

--------------------------------------------------------------------------------


--------------------------
(1) Source: GEO (5/17/00) and 10Q dated 6/30/00.
(2) Based on proxy dated 5/24/00.
(3) Excludes 821,250 options held by all directors and executive officers as a group and 1,272,463 shares excluded in the proxy dated 5/24/00.

[CIBC WORLD MARKETS LOGO]                                                     36

                                       PROJECT MASTERPIECE /  SEPTEMBER 10, 2000


THE COMPANY EXHIBITS MARGINS THAT ARE LOWER THAN THOSE OF ITS COMPETITORS

COMPANY OVERVIEW
================================================================================
LTM FINANCIAL PERFORMANCE
(Figures in Millions)

--------------------------------------------------------------------------------
                           LTM REVENUES ($ MILLIONS)
--------------------------------------------------------------------------------
[BAR GRAPH]
             AVERAGE: $502
--------------------------------------------------------------------------------
                              LTM EBIT MARGINS (1)
--------------------------------------------------------------------------------
[BAR GRAPH]
             AVERAGE: 11.3%
--------------------------------------------------------------------------------
                             LTM EBITDA MARGIN (1)
--------------------------------------------------------------------------------
[BAR GRAPH]
             AVERAGE: 14.7%
--------------------------------------------------------------------------------
                              LTM NET MARGINS (1)
--------------------------------------------------------------------------------
[BAR GRAPH]
             AVERAGE: 6.5%
----------------------------
(1) Excludes non-recurring, extraordinary charges.

[CIBC WORLD MARKETS LOGO]                                                     37

                                       PROJECT MASTERPIECE /  SEPTEMBER 10, 2000



COMPANY OVERVIEW

THE COMPANY'S VALUATION MULTIPLES ARE LOWER ACROSS ALL RELEVANT METRICS, RELATIVE TO THOSE OF ITS PEER GROUP
================================================================================
COMPARATIVE MULTIPLE ANALYSIS

--------------------------------------------------------------------------------
FIRM VALUE / LTM REVENUES
--------------------------------------------------------------------------------

[BAR GRAPH]
           AVERAGE: 1.1X
--------------------------------------------------------------------------------
FIRM VALUE / LTM EBIT
--------------------------------------------------------------------------------
[BAR GRAPH]
           AVERAGE: 10.6X
--------------------------------------------------------------------------------
FIRM VALUE / LTM EBITDA
--------------------------------------------------------------------------------

[BAR GRAPH]
           AVERAGE: 7.9X
--------------------------------------------------------------------------------
PRICE / LTM EARNINGS
--------------------------------------------------------------------------------

[BAR GRAPH]
           AVERAGE: 13.7X

[CIBC WORLD MARKETS LOGO]                                                     38

                                       PROJECT MASTERPIECE /  SEPTEMBER 10, 2000

COMPANY OVERVIEW
================================================================================
PEER COMPARISON - TABLEWARE INDUSTRY(1)
(Figures in Millions, except per share amounts)


-------------------------------------------------------------------------------------------------------------------
                                                                                         LIFETIME         WATERFORD
                                     MASTERPIECE           ONEIDA         LIBBEY           HOAN           WEDGWOOD
-------------------------------------------------------------------------------------------------------------------
LTM OPERATING STATISTICS:

  Revenue                             $421.7               $488.0         $468.1         $115.2           $935.6
  EBITDA                               56.8                 78.3           99.7           9.2             126.1
  EBIT                                 44.4                 64.2           81.3           6.4             84.7
  Net Income                           23.5                 35.0           45.8           3.6             57.0

  EBITDA Margin                        13.5%                16.0%          21.3%          8.0%            13.5%
  EBIT Margin                          10.5%                13.2%          17.4%          5.5%             9.1%
  Net Margin                            5.6%                 7.2%           9.8%          3.1%             6.1%

  Net Debt/EBITDA                       1.4x                 3.2x           1.8x          1.1x             3.0x

FINANCIAL:
  Market Capitalization               $165.6                $238.2        $509.9         $71.4          $846.9
  Net Debt                             80.7                 247.6          10.3          10.3           376.1
  Firm Value                         $246.3                 485.7         685.9          81.7          1,223.0

VALUATION:
  Firm Value/LTM Revenues               0.6x                1.0x           1.5x           0.7x           1.3x
  Firm Value/LTM EBITDA                 4.3x                6.2x           6.9x           8.9x           9.7x
  Firm Value/LTM EBIT                   5.6x                7.6x           8.4x           12.8x         14.4x
  Price/LTM NI                          7.1x                6.8x          11.1x           20.0x         14.9x

  Float (% of total shares)             35.9%                 95.7%        94.1%         53.6%            73.0%
  Diluted Shares Outstanding            17.0                  16.5         15.8          10.7             72.9

-------------------------------------------------------------------------------------------------------------------

----------------------------
(1) Stock prices as of close on September 6, 2000.                            39

[CIBC WORLD MARKETS LOGO]

                                       PROJECT MASTERPIECE /  SEPTEMBER 10, 2000


4 APPENDICES



[CIBC WORLD MARKETS LOGO]                                                     40

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

A. MANAGEMENT CASE PROJECTIONS

[CIBC WORLD MARKETS LOGO]

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

MANAGEMENT PROJECTIONS
================================================================================

MASTERPIECE INCOME STATEMENT - MANAGEMENT CASE(1)
(Figures in Thousands, Except per Share Data)

                                                 Actual                Estimated              Projected
                                    --------------------------------- ----------- ---------------------------------------------
Fiscal Year End 12/31                  1997        1998        1999        2000        2001      2002      2003         2004
                                    --------- ------------ ---------- ----------- ---------- ---------- ------------ ----------
Sales
      Wholesale                     $145,669    $137,794    $140,423    $147,163   $157,123   $165,263   $172,700      $180,299
      Retail                         223,459     238,774     245,151     254,785    272,616    290,234    308,519       327,955
      International                   28,089      34,097      39,041      42,815     46,593     51,039     55,888        61,309
                                    --------- ------------ ---------- ----------- ---------- ---------- ------------ ----------
Total Sales                          397,217     410,665     424,615     444,763    476,332    506,536    537,106       569,563
Cost of Goods Sold                   208,833     216,157     222,564     230,589    245,231    259,364    272,138       285,782
                                    --------- ------------ ---------- ----------- ---------- ---------- ------------ ----------
   GROSS PROFIT                      188,384     194,508     202,051     214,174    231,101    247,172    264,968       283,781

SG&A                                 143,720     150,940     151,433     158,083    166,948    175,396    183,462       191,872
Other Operating Expenses                   0       2,400      (3,086)     (3,009)    (2,484)    (2,464)    (2,464)       (2,464)
                                    --------- ------------ ---------- ----------- ---------- ---------- ------------ ----------
   EBITDA                             44,664      41,168      53,704      59,100     66,637     74,240     83,970        94,373

Depreciation                           6,777      10,502      12,129      13,021     14,407     15,619     18,267        20,767
Amortization                               0           0           0         300        300        300        300           300
                                    --------- ------------ ---------- ----------- ---------- ---------- ------------ ----------
   EBIT                               37,887      30,666      41,575      45,779     51,930     58,321     65,404        73,307

Interest Expense (net)                 2,205       6,956       6,666       5,457      3,659      2,160      1,040          (309)
                                    --------- ------------ ---------- ----------- ---------- ---------- ------------ ----------
   PRE-TAX INCOME                     35,682      23,710      34,909      40,322     48,271     56,161     64,364        73,616

Provision for Taxes                   14,018       9,447      13,316      15,566     18,690     21,741     25,219        28,827
                                    --------- ------------ ---------- ----------- ---------- ---------- ------------ ----------
   NET INCOME TO COMMON              $21,664     $14,263     $21,593     $24,756    $29,581    $34,420    $39,145       $44,789
                                    ========= ============ ========== =========== ========== ========== ============ ==========

Number of Shares Outstanding          18,445      18,324      17,632      17,030     16,710     16,326     16,326        16,326
Fully Diluted E.P.S. (In Dollars)      $1.17       $0.78       $1.22       $1.45      $1.77      $2.11      $2.40         $2.74

Margin & Growth Rate Analysis
-----------------------------
      Wholesale Growth                    --       (5.4%)       1.9%        4.8%       6.8%       5.2%       4.5%          4.4%
      Retail Growth                       --        6.9%        2.7%        3.9%       7.0%       6.5%       6.3%          6.3%
      International Growth                --       21.4%       14.5%        9.7%       8.8%       9.5%       9.5%          9.7%
   Revenue Growth                         --        3.4%        3.4%        4.7%       7.1%       6.3%       6.0%          6.0%
   Gross Margin                        47.4%       47.4%       47.6%       48.2%      48.5%      48.8%      49.3%         49.8%
   SG&A as a % of Sales                36.2%       36.8%       35.7%       35.5%      35.0%      34.6%      34.2%         33.7%
   EBITDA Margin                       11.2%       10.0%       12.6%       13.3%      14.0%      14.7%      15.6%         16.6%
   EBIT Margin                          9.5%        7.5%        9.8%       10.3%      10.9%      11.5%      12.2%         12.9%
   Effective Tax Rate                  39.3%       39.8%       38.1%       38.6%      38.7%      38.7%      39.2%         39.2%
   Net Margin                           5.5%        3.5%        5.1%        5.6%       6.2%       6.8%       7.3%          7.9%
   Net Income Growth                      --      (34.2%)      51.4%       14.6%      19.5%      16.4%      13.7%         14.4%

----------------------------------------
(1) Source: Management estimates.

[CIBC WORLD MARKETS LOGO]                                                     42

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

MANAGEMENT PROJECTIONS
================================================================================

MASTERPIECE BALANCE SHEET STATEMENT - MANAGEMENT CASE(1) (Figures in Thousands, Except per Share Data)

                                                     Actual                Estimated              Projected
                                         -------------------------------- ----------- ---------------------------------------------
Fiscal Year End 12/31                      1997       1998       1999         2000        2001       2002        2003       2004
                                         -------- ------------ ---------- ----------- ---------- ---------- ------------ ----------
ASSETS
Cash and Cash Equivalents                 $61,218    $39,792    $45,650     $56,984    $71,265      $84,418     $96,635    $111,509
Accounts Receivable                        25,594     25,436     29,684      30,861     31,839       33,604      35,632      37,785
Inventory                                 150,417    156,931    155,204     145,200    145,000      145,000     152,141     159,769
Other Current Assets                        7,559      8,008      7,504      10,000     11,000       11,000      11,664      12,369
                                         -------- ------------ ---------- ----------- ---------- ---------- ------------ ----------
     TOTAL CURRENT ASSETS                 244,788    230,167    238,042     243,045    259,104      274,022     296,072     321,432

Net Property, Plant & Equipment           119,723    129,054    127,665     124,644    120,237      114,618     121,352     125,585
Existing Goodwill                           5,036      4,747      4,740       4,440      4,140        3,840       3,540       3,240
Other Intangible Assets                         0          0          0           0          0            0           0           0
Other Assets                                  886        774        956       1,000      1,000        1,000       1,000       1,000
                                         -------- ------------ ---------- ----------- ---------- ---------- ------------ ----------
     TOTAL ASSETS                        $370,433   $364,742   $371,403    $373,129   $384,481     $393,480    $421,964    $451,257
                                         ======== ============ ========== =========== ========== ========== ============ ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Bank Revolver                              $1,632     $1,690     $1,514      $2,000     $2,000       $1,000      $1,000      $1,000
Accounts Payable                           22,084     11,572     18,113      18,766     19,958       21,108      22,147      23,258
Other Current Liabilities                  27,642     35,710     33,314      29,770     30,501       25,602      27,147      28,788
                                         -------- ------------ ---------- ----------- ---------- ---------- ------------ ----------
     TOTAL CURRENT LIABILITIES             51,358     48,972     52,941      50,536     52,459       47,710      50,295      53,046

Other Liabilities                               0          0          0           0          0            0           0           0
Deferred Tax                                2,983      4,397      5,977       5,000      5,000        5,000       5,000       5,000

Existing Senior Debt Masterpiece          120,000    110,000    100,000      90,000     80,000       70,000      60,000      45,000
Existing Subordinated Debt Masterpiece          0          0          0           0          0            0           0           0
                                         -------- ------------ ---------- ----------- ---------- ---------- ------------ ----------
     TOTAL LONG TERM DEBT                 120,000    110,000    100,000      90,000     80,000       70,000      60,000      45,000
                                         -------- ------------ ---------- ----------- ---------- ---------- ------------ ----------
     TOTAL LIABILITIES                    174,341    163,369    158,918     145,536    137,459      122,710     115,295     103,046

Minority Interest                               0          0          0           0          0            0           0           0
Existing Preferred Stock                        0          0          0           0          0            0           0           0
Common Equity                             196,092    201,373    212,485     227,593    247,022      270,770     306,669     348,211
                                         -------- ------------ ---------- ----------- ---------- ---------- ------------ ----------
     TOTAL LIABILITIES AND EQUITY        $370,433   $364,742   $371,403    $373,129   $384,481     $393,480    $421,964    $451,257
                                         ======== ============ ========== =========== ========== ========== ============ ==========

----------------------------------------
(1) Source: Management estimates.

[CIBC WORLD MARKETS LOGO]                                                     43

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

MANAGEMENT PROJECTIONS
================================================================================

MASTERPIECE CASH FLOW STATEMENT - MANAGEMENT CASE(1) (Figures in Thousands, Except per Share Data)


                                                    Actual                 Estimated             Projected
                                                   ----------------------- ---------- --------------------------------------------
Fiscal Year End 12/31                                 1998        1999        2000       2001        2002        2003       2004
                                                   ---------- ------------ ---------- ---------- ----------- ----------- ---------
CASH FLOW FROM OPERATIONS
Net Income                                          $14,263     $21,593     $24,756    $29,581     $34,420     $39,145     $44,789
Depreciation                                         10,502      12,129      13,021     14,407      15,619      18,267      20,767
Amortization of Existing Goodwill                         0           0         300        300         300         300         300
Amortization of Intangible Assets                         0           0           0          0           0           0           0
Deferred Taxes                                        1,414       1,580        (977)         0           0           0           0
Minority Interest                                         0           0           0          0           0           0           0
Change in Working Capital                           (10,076)      2,733       3,440        145      (5,514)     (7,249)     (7,735)
Change in Other Assets                                  112        (182)        (44)         0           0           0           0
Change in Other Liabilities                               0           0           0          0           0           0           0
                                                   ---------- ------------ ---------- ---------- ----------- ----------- ---------
       CASH PROVIDED / (USED) BY
         OPERATING ACTIVITIES                       $16,215     $37,853     $40,496    $44,433     $44,825     $50,463     $58,120

CASH FLOW FROM INVESTING ACTIVITIES
Capital Expenditures                                (19,239)    (10,123)    (10,000)   (10,000)    (10,000)    (25,000)    (25,000)
                                                   ---------- ------------ ---------- ---------- ----------- ----------- ---------
       CASH PROVIDED / (USED) BY
         INVESTING ACTIVITIES                      ($19,239)   ($10,123)   ($10,000)  ($10,000)   ($10,000)   ($25,000)   ($25,000)

CASH FLOW FROM FINANCING ACTIVITIES
Change in Existing Senior Debt Masterpiece          (10,000)    (10,000)    (10,000)   (10,000)    (10,000)    (10,000)    (15,000)
Change in Existing Subordinated Debt Masterpiece          0           0           0          0           0           0           0
Change in Existing Preferred Stock                        0           0           0          0           0           0           0
Dividend Paid to Common Shareholders                 (3,653)     (3,511)     (3,420)    (3,326)     (3,246)     (3,246)     (3,246)
Change in Common Equity                              (4,892)     (8,463)     (6,228)    (6,826)     (7,426)          0           0
                                                   ---------- ------------ ---------- ---------- ----------- ----------- ---------
       CASH PROVIDED / (USED) BY
         FINANCING ACTIVITIES                       (18,545)    (21,974)    (19,648)   (20,152)    (20,672)    (13,246)    (18,246)
                                                   ---------- ------------ ---------- ---------- ----------- ----------- ---------

Minimum Cash                                              0           0           0          0           0           0           0
Adjustment of Foreign Exchange Effect                    86         278
(Deficiency) / Excess Cash                           39,735      45,826      56,498     71,265      85,418      96,635     111,509
(Payments) / Borrowings on Revolver                      57        (176)        486          0      (1,000)          0           0
                                                   ---------- ------------ ---------- ---------- ----------- ----------- ---------
       TOTAL CHANGE IN CASH                        ($21,426)     $5,858     $11,334    $14,281     $13,153     $12,217     $14,874
                                                   ========== ============ ========== ========== =========== =========== =========

Beginning Cash Balance                               61,218      39,792      45,650     56,984      71,265      84,418      96,635
Change In Cash                                      (21,426)      5,858      11,334     14,281      13,153      12,217      14,874
                                                   ---------- ------------ ---------- ---------- ----------- ----------- ---------
       ENDING CASH BALANCE                          $39,792     $45,650     $56,984    $71,265     $84,418     $96,635    $111,509
                                                   ========== ============ ========== ========== =========== =========== =========

----------------------------------------
(1) Source: Management estimates.

[CIBC WORLD MARKETS LOGO]                                                     44

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

B. BASE CASE PROJECTIONS

[CIBC WORLD MARKETS LOGO]                                                     45

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

MANAGEMENT PROJECTIONS
================================================================================
MASTERPIECE INCOME STATEMENT -- BASE CASE(1)
(Figures in Thousands, Except per Share Data)

                                                                           ACTUAL                                  ESTIMATED
                                               ----------------------------------------------------------------   --------------
Fiscal Year End 12/31                              1997                     1998                    1999               2000
                                               ------------             -------------          --------------     --------------
Sales
            Wholesale                            $145,669                  $137,794                $140,423           $144,355
            Retail                                223,459                   238,774                 245,151            249,809
            International                          28,089                    34,097                  39,041             42,815
                                               ------------             -------------          --------------     --------------
Total Sales                                       397,217                   410,665                 424,615            436,979
Cost of Goods Sold                                208,833                   216,157                 222,564            229,448
                                               ------------             -------------          --------------     --------------
       GROSS PROFIT                               188,384                   194,508                 202,051            207,531

SG&A                                              143,720                   150,940                 151,433            151,926
Other Operating Expenses                                0                     2,400                  (3,086)            (3,009)
                                               ------------             -------------          --------------     --------------
       EBITDA                                      44,664                    41,168                  53,704             58,613

Depreciation                                        6,777                    10,502                  12,129             13,021
Amortization                                            0                         0                       0                300
                                               ------------             -------------          --------------     --------------
       EBIT                                        37,887                    30,666                  41,575             45,292

Interest Expense (net)                              2,205                     6,956                   6,666              5,457
                                               ------------             -------------          --------------     --------------
       PRE-TAX INCOME                              35,682                    23,710                  34,909             39,835

Provision for Taxes                                14,018                     9,447                  13,316             15,566
                                               ------------             -------------          --------------     --------------
       NET INCOME TO COMMON                       $21,664                   $14,263                 $21,593            $24,269
                                               ============             =============          ==============     ==============
Number of Shares Outstanding                       18,445                    18,324                  17,632             17,030
Fully Diluted E.P.S. (In Dollars)                   $1.17                     $0.78                   $1.22              $1.43
MARGIN & GROWTH RATE ANALYSIS
            Wholesale Growth                           --                     (5.4%)                   1.9%               2.8%
            Retail Growth                              --                      6.9%                    2.7%               1.9%
            International Growth                       --                     21.4%                   14.5%               9.7%
       Revenue Growth                                  --                      3.4%                    3.4%               2.9%
       Gross Margin                                 47.4%                     47.4%                   47.6%              47.5%
       SG&A as a % of Sales                         36.2%                     36.8%                   35.7%              34.8%
       EBITDA Margin                                11.2%                     10.0%                   12.6%              13.4%
       EBIT Margin                                   9.5%                      7.5%                    9.8%              10.4%
       Effective Tax Rate                           39.3%                     39.8%                   38.1%              39.1%
       Net Margin                                    5.5%                      3.5%                    5.1%               5.6%
       Net Income Growth                               --                    (34.2%)                  51.4%              12.4%




                                                                                  PROJECTED
                                               ------------------------------------------------------------------------------
Fiscal Year End 12/31                              2001                    2002                2003                  2004
                                               ------------            -------------       -------------         -------------
Sales
            Wholesale                            $151,284                $156,125            $160,028              $163,549
            Retail                                262,299                 274,103             285,889               298,182
            International                          46,593                  51,039              55,888                61,309
                                               ------------            -------------       -------------         -------------
Total Sales                                       460,176                 481,267             501,805               523,040
Cost of Goods Sold                                241,814                 253,116             264,147               275,582
                                               ------------            -------------       -------------         -------------
       GROSS PROFIT                               218,362                 228,151             237,658               247,458

SG&A                                              159,803                 166,930             173,857               180,999
Other Operating Expenses                           (2,484)                 (2,464)             (2,464)               (2,464)
                                               ------------            -------------       -------------         -------------
       EBITDA                                      61,043                  63,685              66,264                68,923

Depreciation                                       14,407                  15,619              16,767                17,767
Amortization                                          300                     300                 300                   300
                                               ------------            -------------       -------------         -------------
       EBIT                                        46,336                  47,766              49,198                50,856

Interest Expense (net)                              3,659                   2,160               2,742                 1,251
                                               ------------            -------------       -------------         -------------
       PRE-TAX INCOME                              42,677                  45,606              46,455                49,605

Provision for Taxes                                18,690                  21,741              18,235                19,463
                                               ------------            -------------       -------------         -------------
       NET INCOME TO COMMON                       $23,987                 $23,865             $28,221               $30,142
                                               ============            =============       =============         =============
Number of Shares Outstanding                       16,710                  16,326              16,326                16,326
Fully Diluted E.P.S. (In Dollars)                   $1.44                   $1.46               $1.73                 $1.85
MARGIN & Growth RATE ANALYSIS
            Wholesale Growth                         4.8%                    3.2%                2.5%                  2.2%
            Retail Growth                            5.0%                    4.5%                4.3%                  4.3%
            International Growth                     8.8%                    9.5%                9.5%                  9.7%
       Revenue Growth                                5.3%                    4.6%                4.3%                  4.2%
       Gross Margin                                 47.5%                   47.4%               47.4%                 47.3%
       SG&A as a % of Sales                         34.7%                   34.7%               34.6%                 34.6%
       EBITDA Margin                                13.3%                   13.2%               13.2%                 13.2%
       EBIT Margin                                  10.1%                    9.9%                9.8%                  9.7%
       Effective Tax Rate                           43.8%                   47.7%               39.3%                 39.2%
       Net Margin                                    5.2%                    5.0%                5.6%                  5.8%
       Net Income Growth                            (1.2%)                  (0.5%)              18.3%                  6.8%


-----------------
(1) Source: Management estimates.

[CIBC WORLD MARKETS LOGO]                                                    46

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

MANAGEMENT PROJECTIONS
===============================================================================
MASTERPIECE BALANCE SHEET -- BASE CASE(1)
(Figures in Thousands, Except per Share Data)

                                                               ACTUAL                       ESTIMATED
                                             -------------------------------------------  --------------
Fiscal Year End 12/31                            1997           1998            1999            2000
                                             ------------  -------------  --------------  --------------

ASSETS
Cash and Cash Equivalents                        $61,218        $39,792         $45,650         $48,704
Accounts Receivable                               25,594         25,436          29,684          30,548
Inventory                                        150,417        156,931         155,204         160,005
Other Current Assets                               7,559          8,008           7,504           7,722
                                             ------------  -------------  --------------  --------------
     TOTAL CURRENT ASSETS                        244,788        230,167         238,042         246,980

Net Property, Plant & Equipment                  119,723        129,054         127,665         124,644
Existing Goodwill                                  5,036          4,747           4,740           4,440
Other Intangible Assets                                0              0               0               0
Other Assets                                         886            774             956           1,000
                                             ------------  -------------  --------------  --------------
     TOTAL ASSETS                               $370,433       $364,742        $371,403        $377,064
                                             ============  =============  ==============  ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Bank Revolver                                     $1,632         $1,690          $1,514          $2,000
Accounts Payable                                  22,084         11,572          18,113          18,673
Other Current Liabilities                         27,642         35,710          33,314          34,284
                                             ------------  -------------  --------------  --------------
     TOTAL CURRENT LIABILITIES                    51,358         48,972          52,941          54,957

Other Liabilities                                      0              0               0               0
Deferred Tax                                       2,983          4,397           5,977           5,000

Existing Senior Debt Masterpiece                 120,000        110,000         100,000          90,000
Existing Subordinated Debt Masterpiece                 0              0               0               0
                                             ------------  -------------  --------------  --------------
     TOTAL LONG TERM DEBT                        120,000        110,000         100,000          90,000
                                             ------------  -------------  --------------  --------------
     TOTAL LIABILITIES                           174,341        163,369         158,918         149,957

Minority Interest                                      0              0               0               0
Existing Preferred Stock                               0              0               0               0
Common Equity                                    196,092        201,373         212,485         227,106
                                             ------------  -------------  --------------  --------------
     TOTAL LIABILITIES AND EQUITY               $370,433       $364,742        $371,403        $377,064
                                             ============  =============  ==============  ==============


                                                                       PROJECTED
                                             --------------------------------------------------------------
Fiscal Year End 12/31                              2001            2002            2003            2004
                                             --------------  --------------  --------------  --------------

ASSETS
Cash and Cash Equivalents                          $49,417         $50,375         $65,434         $78,160
Accounts Receivable                                 32,170          33,644          35,080          36,565
Inventory                                          168,628         176,509         184,202         192,176
Other Current Assets                                 8,132           8,505           8,868           9,243
                                             --------------  --------------  --------------  --------------
     TOTAL CURRENT ASSETS                          258,348         269,034         293,585         316,144

Net Property, Plant & Equipment                    120,237         114,618         107,852         100,085
Existing Goodwill                                    4,140           3,840           3,540           3,240
Other Intangible Assets                                  0               0               0               0
Other Assets                                         1,000           1,000           1,000           1,000
                                             --------------  --------------  --------------  --------------
     TOTAL ASSETS                                 $383,725        $388,492        $405,976        $420,469
                                             ==============  ==============  ==============  ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Bank Revolver                                       $2,000          $1,000          $1,000          $1,000
Accounts Payable                                    19,680          20,599          21,497          22,428
Other Current Liabilities                           36,104          37,759          39,370          41,036
                                             --------------  --------------  --------------  --------------
     TOTAL CURRENT LIABILITIES                      57,784          59,358          61,867          64,464

Other Liabilities                                        0               0               0               0
Deferred Tax                                         5,000           5,000           5,000           5,000

Existing Senior Debt Masterpiece                    80,000          70,000          60,000          45,000
Existing Subordinated Debt Masterpiece                   0               0               0               0
                                             --------------  --------------  --------------  --------------
     TOTAL LONG TERM DEBT                           80,000          70,000          60,000          45,000
                                             --------------  --------------  --------------  --------------
     TOTAL LIABILITIES                             142,784         134,358         126,867         114,464

Minority Interest                                        0               0               0               0
Existing Preferred Stock                                 0               0               0               0
Common Equity                                      240,941         254,134         279,109         306,005
                                             --------------  --------------  --------------  --------------
     TOTAL LIABILITIES AND EQUITY                 $383,725        $388,492        $405,976        $420,469
                                             ==============  ==============  ==============  ==============

-----------------
(1) Source: Management estimates.

[CIBC WORLD MARKETS LOGO]                                                    47

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

MANAGEMENT PROJECTIONS
===============================================================================
MASTERPIECE CASH FLOW STATEMENT -- BASE CASE(1) (Figures in Thousands, Except per Share Data)


                                                                   ACTUAL                                             ESTIMATED
                                                                ----------------------------------------            --------------
Fiscal Year End 12/31                                               1998                       1999                       2000
                                                                ------------               -------------            --------------

CASH FLOW FROM OPERATIONS
Net Income                                                          $14,263                     $21,593                   $24,269
Depreciation                                                         10,502                      12,129                    13,021
Amortization of Existing Goodwill                                         0                           0                       300
Amortization of Intangible Assets                                         0                           0                         0
Deferred Taxes                                                        1,414                       1,580                      (977)
Minority Interest                                                         0                           0                         0
Change in Working Capital                                           (10,076)                      2,733                    (4,353)
Change in Other Assets                                                  112                        (182)                      (44)
Change in Other Liabilities                                               0                           0                         0
                                                                ------------               -------------            --------------
       CASH PROVIDED / (USED) BY OPERATING ACTIVITIES               $16,215                     $37,853                   $32,216

CASH FLOW FROM INVESTING ACTIVITIES
Capital Expenditures                                                (19,239)                    (10,123)                  (10,000)
                                                                ------------               -------------            --------------
       CASH PROVIDED / (USED) BY INVESTING ACTIVITIES              ($19,239)                   ($10,123)                 ($10,000)

CASH FLOW FROM FINANCING ACTIVITIES
Change in Existing Senior Debt Masterpiece                          (10,000)                    (10,000)                  (10,000)
Change in Existing Subordinated Debt Masterpiece                          0                           0                         0
Change in Existing Preferred Stock                                        0                           0                         0
Dividend Paid to Common Shareholders                                 (3,653)                     (3,511)                   (3,420)
Change in Common Equity                                              (4,892)                     (8,463)                   (6,228)
                                                                ------------               -------------            --------------
       CASH PROVIDED / (USED) BY FINANCING ACTIVITIES               (18,545)                    (21,974)                  (19,648)
                                                                ------------               -------------            --------------
Minimum Cash                                                              0                           0                         0
Adjustment of Foreign Exchange Effect                                    86                         278
(Deficiency) / Excess Cash                                           39,735                      45,826                    48,218
(Payments) / Borrowings on Revolver                                      57                        (176)                      486
                                                                ------------               -------------            --------------
       TOTAL CHANGE IN CASH                                        ($21,426)                     $5,858                    $3,054
                                                                ============               =============            ==============
Beginning Cash Balance                                               61,218                      39,792                    45,650
Change In Cash                                                      (21,426)                      5,858                     3,054
                                                                ------------               -------------            --------------
       ENDING CASH BALANCE                                          $39,792                     $45,650                   $48,704
                                                                ============               =============            ==============


                                                                                PROJECTED
                                                             -----------------------------------------------------------------
Fiscal Year End 12/31                                              2001            2002             2003              2004
                                                             --------------    ------------    -------------    --------------

CASH FLOW FROM OPERATIONS
Net Income                                                         $23,987         $23,865          $28,221           $30,142
Depreciation                                                        14,407          15,619           16,767            17,767
Amortization of Existing Goodwill                                      300             300              300               300
Amortization of Intangible Assets                                        0               0                0                 0
Deferred Taxes                                                           0               0                0                 0
Minority Interest                                                        0               0                0                 0
Change in Working Capital                                           (7,829)         (7,154)          (6,982)           (7,237)
Change in Other Assets                                                   0               0                0                 0
Change in Other Liabilities                                              0               0                0                 0
                                                             --------------    ------------    -------------    --------------
       CASH PROVIDED / (USED) BY OPERATING ACTIVITIES              $30,865         $32,630          $38,305           $40,972

CASH FLOW FROM INVESTING ACTIVITIES
Capital Expenditures                                               (10,000)        (10,000)         (10,000)          (10,000)
                                                             --------------    ------------    -------------    --------------
       CASH PROVIDED / (USED) BY INVESTING ACTIVITIES             ($10,000)       ($10,000)        ($10,000)         ($10,000)

CASH FLOW FROM FINANCING ACTIVITIES
Change in Existing Senior Debt Masterpiece                         (10,000)        (10,000)         (10,000)          (15,000)
Change in Existing Subordinated Debt Masterpiece                         0               0                0                 0
Change in Existing Preferred Stock                                       0               0                0                 0
Dividend Paid to Common Shareholders                                (3,326)         (3,246)          (3,246)           (3,246)
Change in Common Equity                                             (6,826)         (7,426)               0                 0
                                                             --------------    ------------    -------------    --------------
       CASH PROVIDED / (USED) BY FINANCING ACTIVITIES              (20,152)        (20,672)         (13,246)          (18,246)
                                                             --------------    ------------    -------------    --------------
Minimum Cash                                                             0               0                0                 0
Adjustment of Foreign Exchange Effect
(Deficiency) / Excess Cash                                          49,417          51,375           65,434            78,160
(Payments) / Borrowings on Revolver                                      0          (1,000)               0                 0
                                                             --------------    ------------    -------------    --------------
       TOTAL CHANGE IN CASH                                           $713            $958          $15,059           $12,726
                                                             ==============    ============    =============    ==============
Beginning Cash Balance                                              48,704          49,417           50,375            65,434
Change In Cash                                                         713             958           15,059            12,726
                                                             --------------    ------------    -------------    --------------
       ENDING CASH BALANCE                                         $49,417         $50,375          $65,434           $78,160
                                                             ==============    ============    =============    ==============

----------------
(1) Source: Management estimates.

[CIBC WORLD MARKETS LOGO]                                                    48

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

C. PUT/CALL AGREEMENT






[CIBC WORLD MARKETS LOGO]                                                    49

                                        PROJECT MASTERPIECE / SEPTEMBER 10, 2000

PUT/CALL AGREEMENT
===============================================================================
SUMMARY OF PUT/CALL AGREEMENT
(Figures in Thousands, Except per Share Data)

- Management has entered into a Put/Call agreement which provides for the sale of management's shares based upon specified EPS targets


----------------------------------------------------------------------------------------------------------------------------
                                    PUT/CALL PROVISION ANALYSIS -- MANAGEMENT CASE
----------------------------------------------------------------------------------------------------------------------------
                                                                                   PROJECTED
                                                                   -------------------------------------------
Fiscal Year End 12/31                                                2001             2002            2003
                                                                   ----------      ----------       ----------

Net Income - Management Case                                       $29,581         $34,420          $39,145
Shares Outstanding for E.P.S. calculations                          17,200          17,200           17,200
                                                                   ----------      ----------       ----------
E.P.S.                                                               $1.72           $2.00            $2.28
                                                                   ----------      ----------       ----------
Cumulative E.P.S. at end of 2003                                                                      $6.00
Target cumulative E.P.S. in 2003                                                                      $4.54
                                                                                                    ----------
Difference from target                                                                                $1.46

Additional consideration generated (difference
  annualized then multiplied by 8.7)                                                                  $4.22
Base consideration                                                                                   $16.50
                                                                                                    ----------
Future value of total consideration                                                                  $20.72

Discount Rate                                          10.0%          12.5%           15.0%            17.5%        20.0%
                                                      --------     ----------      ----------       ----------   ----------

Present Value of Total Consideration at 12/31/00         $15.57         $14.56          $13.63           $12.78       $11.99



----------------------------------------------------------------------------------------------------------------------------
                                      PUT/CALL PROVISION ANALYSIS -- BASE CASE
----------------------------------------------------------------------------------------------------------------------------
                                                                                   PROJECTED
                                                                   -------------------------------------------
Fiscal Year End 12/31                                                2001             2002            2003
                                                                   ----------      ----------       ----------

Net Income - Base Case                                             $23,987         $23,865          $28,221
Shares Outstanding for E.P.S. calculations                          17,200          17,200           17,200
                                                                   ----------      ----------       ----------
E.P.S.                                                               $1.39           $1.39            $1.64
                                                                   ----------      ----------       ----------
Cumulative E.P.S. at end of 2003                                                                      $4.42
Target cumulative E.P.S. in 2003                                                                      $4.54
                                                                                                    ----------
Difference from target                                                                               ($0.12)

Additional consideration generated                                                                    $0.00
Base consideration                                                                                   $16.50
                                                                                                    ----------
Future value of total consideration                                                                  $16.50

Discount Rate                                          10.0%          12.5%           15.0%            17.5%        20.0%
                                                      --------     ----------      ----------       ----------   ----------

Present Value of Total Consideration at 12/31/00         $12.40         $11.59          $10.85           $10.17        $9.55


[CIBC WORLD MARKETS LOGO]                                                    50